UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-2668

Oppenheimer Rochester AMT-Free Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  July 31

Date of reporting period:  1/31/2017

Item 1. Reports to Stockholders.

Semiannual Report 1/31/2017

OppenheimerFunds®

The Right Way
to Invest

Oppenheimer Rochester® AMT-Free Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/31/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Bond Index
6-Month	-2.93%	-7.54%	-3.34%
1-Year	2.47	-2.40	-0.28
5-Year	5.84	4.81	2.94
10-Year	2.10	1.60	4.34

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

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An Important Update

to the Fund Performance Discussion

Update (as of March 24, 2017): In the weeks that followed the end of this reporting period, several developments occurred that we believe warrant attention from this Fund’s shareholders.

Securities backed by Puerto Rico’s sales and use tax (COFINAs) were paid their full coupon payment on February 1 as were bonds issued by the Puerto Rico Industrial Development Company, PRASA (the Commonwealth’s aqueduct and sewer authority) and PRHTA (its highways and transportation authority). According to Puerto Rico officials, the Government Development Bank failed to make a February 1 payment of $279 million, and other authorities – including the Public Finance Corporation and the Commonwealth’s infrastructure finance authority – also skipped their much smaller payments.

Gov. Ricardo Rosselló Nevares announced on February 9 that the $1.4 million interest payment that was due on G.O. bonds on February 1 would be paid from a Banco Popular account into which $146 million of “clawback” money had been deposited.

In early February, the governor signed legislation to add a non-binding “status referendum” to the calendar. On June 11, Puerto Ricans will be asked to vote for either statehood or independence/free association. The outcome could set the stage for an additional referendum in October. However, a member of the opposition party has appealed to U.S. Attorney General Jeff Sessions to intervene because the June 11 referendum fails to give Puerto Ricans the option to vote to remain a commonwealth.

In his State of the Commonwealth speech on February 27, 2017, Gov. Rosselló discussed his forthcoming 10-year fiscal plan, which he said would lead to economic growth and an additional $1.5 billion in revenue. The plan did not include many of the austerity measures that had been discussed, including layoffs to reduce the government payroll. In fact, one of the plan’s proposals calls for a minimum wage increase for both private and public sector employees, which the governor sees as step toward economic growth.

According to the plan, government spending would decrease by $1.5 billion, and $1.2 billion would be set aside for debt service obligations by fiscal 2019. The plan did not meet the Oversight Board’s requirement that there be $4.5 billion in fiscal adjustments to close the fiscal 2019 budget gap.

In early March the Oversight Board rejected the governor’s plan, calling it “unrealistic.” The Board called for emergency spending cuts on March 8 based on its concerns about the Commonwealth’s liquidity issues. In a letter to the governor, the Board wrote: “While we

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appreciate your focus on addressing Puerto Rico’s long-term fiscal and economic challenges, we think far more needs to be done immediately to reduce spending.” The governor responded with “appreciation” for the board’s input and assertions that his plan already addressed issues related to taxes and spending.

On March 13, 2017, the Oversight Board approved an amended fiscal plan and established a number of milestones for the Rosselló administration. With the Board’s approval, the governor was able to avoid furloughs. The Board has said it will revisit the need for furloughs if the plan’s revenue measures fail to work by October 2017. The current plan calls for approximately $7 billion in debt payments through fiscal year 2026. As one member of the Oversight Board explained, the approval of this plan “is certainly not the end of the process.” He went on to say that it is not “even the beginning of the end of the process,” according to The Bond Buyer.

The stay that prevents creditors from suing the Commonwealth for non-payment is set to expire May 1. The governor has asked that the stay be extended to December 31, but Puerto Rico’s resident commissioner has said that another extension was unlikely.

Representatives of the Puerto Rican government, the Oversight Board and bondholders appeared before the House Natural Resources Committee’s Subcommittee on Indian, Insular, and Alaska Native Affairs on March 22. The subcommittee heard testimony about the Oversight Board and about the restructuring agreement between forbearing bondholders and PREPA (the Commonwealth’s electric utility authority). Earlier in the month, the governor nominated Ricardo Ramos to be PREPA’s new executive director.

As always, our team is focused on developments that have the potential to affect this Fund’s holdings and will continue to work to protect our shareholders’ best interests.

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Fund Performance Discussion

Oppenheimer Rochester AMT-Free Municipal Fund continued to generate high levels of tax-free income during the most recent 6-month reporting period, despite post-Election Day volatility in the municipal bond market. As of January 31, 2017, the Class A shares provided a distribution yield of 5.16% at net asset value (NAV). Falling bond prices in the last 2 months of the reporting period, however, caused the Fund’s NAV to decline, and its total return for the reporting period was negative. The Fund’s Class A shares nonetheless outperformed the Bloomberg Barclays Municipal Bond Index, its benchmark, by 41 basis points.

MARKET OVERVIEW

The Federal Reserve Open Market Committee (FOMC) decided to maintain the target range for the Fed Funds rate at 0.50% to 0.75% at its January 2017 meeting. The FOMC cited “realized and expected labor market conditions and inflation” as factors in its decision, which it expects to support further job gains. Improvements in the labor market were also discussed at the FOMC’s meetings in September and November 2016.

The FOMC last increased the Fed Funds target rate at its December 2016 meeting.

The average 12-month distribution yield in Lipper’s General & Insured Municipal Debt Funds category was 2.96% at the end of this reporting period. At 5.69%, the 12-month distribution yield at NAV for this Fund’s Class A shares was 273 basis points higher than the category average.

Simultaneously, the Fed increased its forecast to three rate hikes in 2017, from an earlier projection of two. One reason given for potential future rate hikes is to prevent both

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	5.16%
Dividend Yield with sales charge	4.92
Standardized Yield	4.36
Taxable Equivalent Yield	7.70
Last distribution (1/24/17)	$0.029
Total distributions (8/1/16 to 1/31/17)	$0.182

Endnotes for this discussion begin on page 18 of this report.

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rapidly falling unemployment rates and the inflation that could ensue as employers increase wages to attract available workers.

In a speech given at the end of the reporting period, Chairman Yellen said that determining the appropriate level of interest rates going forward is “highly uncertain” given domestic productivity questions, global growth uncertainty, and possible fiscal policy changes.

The rate was last increased in December 2015, after nearly 7 years of being held to a range of zero to 0.25%.

We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace.

High-grade municipal bonds came under pricing pressure, notably after Election Day, and the yield curve for these securities was higher on January 31, 2017 than it had been on July 31, 2016. The median yield on 30-year, AAA-rated muni bonds stood at 3.19% on January 31, 2017, up 92 basis points from July 31, 2016. The median yield on

10-year, AAA-rated muni bonds was 2.37% on January 31, 2017, up 59 basis points from the July 2016 date, and the median yield on 1-year, AAA-rated muni bonds was 0.93%, up 48 basis points from the July 2016 date.

FUND PERFORMANCE

Oppenheimer Rochester AMT-Free Municipal Fund held more than 740 securities as of

January 31, 2017. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

At the end of the reporting period, the Class A shares of this Fund provided a distribution yield at NAV of 5.16%. The 12-month distribution yield at NAV of this Fund’s Class A shares was the second highest in Lipper’s General & Insured Municipal Debt Funds category as of January 31, 2017, trailing only the 12-month distribution yield of this Fund’s Y shares. At 5.69% on that date, the 12-month distribution yield at NAV for this Fund’s Class A shares was 273 basis points higher than the category average, which was 2.96%.

During this reporting period, challenging market conditions created pressure on the dividends of many fixed income funds. This Fund’s Class A dividend, which was 3.1 cents per share at the outset of this reporting period, was reduced to 2.9 cents per share beginning with the December 2016 payout. In all, the Fund distributed 18.2 cents per Class A share this reporting period.

Nonetheless, the tax-exempt status of the Fund’s distributions of net income remained a boon to investors seeking tax-free income. For a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 7.70%, based on the Fund’s standardized yield as of January 31, 2017 and the top

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federal income tax rates for 2016. As long-time investors know, yields and share prices move in opposite directions. When yields on fixed income bonds rise, share prices fall and vice versa. Yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

The Fund’s holdings in municipal bonds issued by utilities represented 11.7% of total assets (12.0% of net assets) at the end of this reporting period. This set of holdings included sewer utilities with 4.9% of total assets (5.0% of net assets), electric utilities with 4.7% of total assets (4.8% of net assets), water utilities with 1.6% of total assets (1.6% of net assets), and gas utilities with 0.6% of total assets (0.6% of net assets) as of January 31, 2017. Our holdings in these sectors include insured securities issued various U.S. municipalities as well as securities issued by PREPA (Puerto Rico’s electric utility authority) and PRASA (its aqueduct and sewer authority).

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 10.9% of the Fund’s total assets (11.2% of net assets) at the end of this reporting period. Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by proceeds from the Master Settlement Agreement (MSA) and included in this Fund’s tobacco holdings. The Fund’s Puerto Rico holdings include general obligation (G.O.) securities, which are backed by the full faith and taxing authority of state and local governments, and securities from many different sectors.

Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things.

Investors should note that some of this Fund’s investments in securities issued in Puerto Rico, including some of its G.O. holdings, are insured. In some cases, the debt-service obligations on insured securities were paid in full or in part by the insurer. A complete listing of securities held by this Fund can be found in this report’s Statement of Investments.

The Commonwealth of Puerto Rico remained in the headlines throughout this reporting period, and more detailed information about the developments covered below can be found on our online PR Roundup (oppenheimerfunds.com/puerto-rico).

On the last day of August 2016, the Obama administration announced the seven members of the federal oversight board established by the Puerto Rico Oversight, Management and Economic Stability Act, aka PROMESA. As investors may recall, PROMESA requires the government of Puerto Rico to develop a new fiscal plan, to develop and enact balanced budgets (and legislation) that conform to the fiscal plan, to deliver audited financial results in a timely fashion, and to regain access to financial markets.

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The new law also called for the establishment of a Congressional Task Force on Economic Growth for Puerto Rico. The task force’s initial status report voiced concerns about “the relative lack of reliable data pertaining to certain aspects of the economic, financial, and fiscal situation in Puerto Rico.” In its year-end report, the task force reached bipartisan recommendations on various measures for Puerto Rico’s economic growth, including an “equitable and sustainable legislative solution to the financing of Puerto Rico’s Medicaid program” by early 2017.

We note that PROMESA – which was passed with rare bipartisan support and signed into law on June 30, 2016 – tries to balance the interests of many stakeholders. We were pleased that a federal control board was established. As the fiscal turnarounds of New York City and Washington, D.C. demonstrate, a responsible control board can guide a troubled municipality to a stronger future. The law also seeks to prevent the government of Puerto Rico from exercising “any control, supervision, oversight, or review” over the federal control board and makes it clear that neither Puerto Rico’s governor nor its legislature can “enact, implement, or enforce any statute, resolution, policy, or rule that would impair or defeat the purposes” of PROMESA.

On October 14, Gov. Alejandro García Padilla presented a fiscal plan to the federal oversight board. According to press reports, Padilla’s plan called for the Commonwealth’s government to improve financial reporting, consolidate branches of government, relax regulations and encourage investors to finance an assortment of projects.

At the meeting, the Commonwealth’s Treasury Secretary said that Puerto Rico had nearly $1 billion in unpaid bills and had written – but not sent – checks totaling $350 million. Carlos Garcia, a member of the oversight board, took issue with the government’s assessment of the situation, noting that Puerto Rico had “high tax collections” but was not providing essential services or paying its vendors or debt service obligations in full.

Austerity measures, Gov. Padilla claimed, would have “terrible consequences … on the well-being of the Puerto Rican people.” Among the documents shared with the oversight board was a report by the Puerto Rico Fiscal Authority Agency and Financial Advisory Authority which showed that the government’s 2014 “net position” – assets minus liabilities – was negative $50 billion, three times worse than in 2006.

The governor, whose term ended January 2, 2017, pointed a finger at many culprits, including bond ratings agencies, the U.S. Congress and the prior administrations in the Commonwealth who put forth “misguided and unscrupulous public policies.” Even though the Commonwealth tapped the capital markets during his administration, the governor blamed bondholders for providing the financing the Commonwealth sought. Gov. Padilla renewed his appeal for

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federal legislation that could strengthen the Commonwealth’s economy.

In other developments, the oversight board filed a statement October 21 urging U.S. District Court Judge Francisco Besosa to deny requests from plaintiffs in three consolidated cases to have PROMESA’s stay on litigation lifted. On November 2 the judge denied three plaintiffs’ requests, noting in one case that the plaintiffs “do not have standing to seek relief from the PROMESA stay because they show no ‘injury in fact.’” The board had argued that the “ongoing litigation is a major distraction” and asserted that time and resources “would be better spent negotiating the fiscal plans required by PROMESA.” The judge cautioned that the Commonwealth defendants “must not abuse or squander the ‘breathing room’ that the court’s decision fosters.”

In a press release issued in early November, Puerto Rico’s Treasury Secretary asserted

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that the Government Development Bank (the GDB) is “stable” but that its managers have “substantial doubt about the ability of the GDB to continue as a going concern.” The current stability exists, he said, because the GDB has limited weekly withdrawals to no more than $3 million. He recommended that municipalities and public corporations determine the portion of their deposits that may be “impaired” according to accounting standards. We believe politics may be at play in the Commonwealth’s decision to portray the GDB as a weakening entity.

On November 8, Ricardo Rosselló Nevares was elected governor of the Commonwealth. He is a member of the New Progressive Party and, according to a November 9 article in The Bond Buyer, his victory is expected to be a positive for bondholders. Prior to the election, Mr. Rosselló said that if bondholders can agree to extend the maturities on existing bonds, then Commonwealth issuers should agree to make their interest payments. Ahead of his inauguration, the governor-elect appointed Elías Sánchez Sifonte as his (non-voting) representative to the federal oversight board.

Immediately after his inauguration, Gov. Rosselló signed several executive orders related to fiscal and economic conditions in the Commonwealth. The first order requires immediate reductions in the operating expenses of every government agency. Additionally, no vacancies can be filled, no new positions created and all agency-related travel must be pre-approved. Another order establishes the Federal Opportunities Center to help public agencies and non-profit community organizations obtain federal funds. The new governor has ordered the use of zero-base budgets beginning with fiscal 2018, which begins July 1, 2017; the creation of a new entity to expedite the approvals of permits and certifications for a variety of infrastructure projects, and the establishment of recruiting measures by government agencies “to increase the participation of women in management positions.”

In the first month of his administration, Gov. Rosselló tried to secure some changes to deadlines established in PROMESA. The governor’s representative on the oversight board asked his fellow board members to give the governor until February 28 to submit his fiscal plan. The board was amenable but set some conditions, including “a commitment not to take more loans to provide short-term liquidity, develop a liquidity plan and provide further financial information, among others.” Simultaneously, the board told the governor that his plan had to make spending cuts and revenue increases of $4.5 billion a year. The governor rejected many of the board’s requests and asserted that the focus should be on economic growth, not increased taxation. At the end of the month, the board agreed to extend the deadline for submitting the fiscal plan, adjusted other deadlines related to the plan, set deadlines for a number of public agencies and authorities, and extended the stay on debt-related litigation through May 1, 2017.

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Late in January, the governor signed an extension through December 2021 to a tax on foreign corporations. The Act 154 tax, which had been slated to expire at the end of 2017, was the government’s biggest source of revenue in the five months ended November 30, 2016; first-half budget results (through December 2016) indicate that the Act 154 tax was 15.2% ($132.2 million) higher than had been projected. The governor also signed a new measure, the Puerto Rico Financial Emergency and Fiscal Responsibility Act, to replace the Debt Moratorium Act, which gave Gov. Padilla the power to suspend debt payments. The new act allows Gov. Rosselló to prioritize expenditures and explicitly states that it “is inappropriate to categorically prioritize the payment of non-debt expenditures over debt service.”

Puerto Rico continued to have a mixed record regarding debt payments. As expected, Puerto Rico failed to pay $358 million of interest on its G.O. bonds on January 3, but insurers wrapped nearly $54 million of this amount, according to The Bond Buyer. It is not yet clear how the Commonwealth’s decisions about its debt-service obligations will affect the long-term outlook for the island’s residents or its bondholders (many of whom reside in Puerto Rico). Investors should note that a decline in a fund’s net investment income can create dividend pressure.

In other news, PREPA and its forbearing bondholders, including Oppenheimer Rochester, worked throughout this reporting period to finalize a restructuring agreement whose terms were agreed on in September 2015. As investors may recall, PREPA announced in December 2015 that it had reached agreement with at least 70% of its creditors.

Prior to Election Day – but well after the July 1, 2016 deadline – then Gov. Padilla nominated five people to the board of directors of PREPA, as called for in the PREPA Revitalization Act. He also nominated three people to the Corporation for the Revitalization of Electrical Energy Authority, which is the entity that is expected to issue new bonds in accordance with the restructuring agreement between PREPA and its forbearing bondholders. While some business groups, unions and businesses have challenged the validity of the PREPA Revitalization Act, PREPA issued a statement in late October 2016 asserting its confidence that the Act is constitutional. In January, the Court of the First Instance (San Juan) upheld the constitutionality of the Act.

Also in December 2016, PREPA and its forbearing bondholders agreed to extend the restructuring agreement until March 31, 2017.

PREPA made its $192.5 million interest payment in full on January 3, 2017. Also in early January, subsidiaries of the insurer Assured Guaranty made payments of $39 million and $5 million on G.O. debt and Public Building Authority debt, respectively. Later in the month, the Commonwealth’s energy commission made a minor adjustment to the

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rate increase that it had approved in June 2016.

During this reporting period, S&P Global Ratings (S&P) downgraded several senior unsecured GDB bonds that had failed to make August 1, 2016 interest payments.

The Oppenheimer Rochester team has been an active participant in negotiations with Puerto Rico officials, and shareholders should be confident that we will continue to work to protect their best interests.

Our investment team will continue to monitor credit rating changes and other developments related to our Puerto Rico holdings closely. Investors should note that deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rico bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund. Our team’s commitment to protecting the interests of our shareholders is unwavering.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders. Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

Please note: An important update on post-reporting-period developments that could have implications for the Fund’s Puerto Rico holdings can be found on page 3 of this report.

G.O. securities comprised 8.5% of total assets (8.8% of net assets) as of January 31, 2017. At the end of this reporting period, the G.O. holdings consisted of bonds issued in various US municipalities, as well as bonds issued in the Commonwealth of Puerto Rico. In this Fund, two of the G.O.s issued by Puerto Rico are insured; while they have not been tested before a court, the legal protections for Puerto Rico’s G.O. debt are strong, we believe.

Municipal bonds backed by proceeds from the tobacco MSA, the national litigation settlement with U.S. tobacco manufacturers, represented 8.5% of the Fund’s total assets (8.7% of net assets) at the end of this reporting period.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. During this reporting period, our long-term view of the sector continued to be bullish and, given attractive valuations, we believe that

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it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full.

As of January 31, 2017, the Fund was invested in the hospital/healthcare sector, which represented 8.5% of total assets (8.7% of net assets). Most of the Fund’s holdings in this sector are investment grade though the Fund also invests across the credit spectrum in this sector.

The sales tax sector represented 7.1% of the Fund’s total assets (7.3% of net assets) as of January 31, 2017. Puerto Rico COFINA bonds comprise slightly more than half of this sector’s assets, and debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenue.

U.S. Government obligation bonds constituted 6.8% of the Fund’s total assets (6.9% of net assets) on January 31, 2017. This sector includes any securities held by the Fund that have been pre-refunded. In a pre-refunding or a refunding, new securities with lower coupon rates are sold by a municipality to pay off debt that has higher interest rates. When a municipality issues a pre-refunding bond, a development that can only be done when the nearest call date is at least 90 days later, the proceeds are escrowed in U.S. Treasury bonds and earmarked to pay off the previously issued bond. The Treasury bonds that are purchased with the proceeds of a pre-refunding are backed by the full faith and credit of the U.S. government.

As of January 31, 2017, 6.7% of the Fund’s total assets (6.9% of net assets) continued to be invested in the higher education sector. The investment-grade bonds we hold in this sector, two of which were invested in Puerto Rico, have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest.

As of January 31, 2017, the Fund remained invested in land development bonds, which are Special Assessment and, in some cases, Special Tax bonds that help finance the infrastructure needs of new real estate development. At the end of this reporting period, the Special Assessment and Special Tax sectors represented 6.6% and 3.2% of the Fund’s total assets (6.7% and 3.3% of net assets), respectively.

Overall, we believe that land development bonds have several appealing characteristics: the debt service payments securing these bonds are on parity with real estate taxes and senior to mortgage payments, and assessments or taxes must be paid by whoever owns the land when the tax bill comes due. Additionally, we continue to believe that improvements in the housing market and the general economy could further strengthen the credit profiles of the Fund’s land development securities. Several Special Tax bonds were issued in Puerto Rico with one issued in the U.S. Virgin Islands.

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The Fund continued to be invested in the highways and commuter facilities sector this reporting period, which represented 4.4% of total assets (4.5% of net assets) as of January 31, 2017. The bonds in this sector are used to build and maintain roadways and highway amenities, and two were issued in Puerto Rico.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide high levels of income to funds across the industry during this reporting period. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of January 31, 2017, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

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Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. Our team also favors premium-coupon, callable bonds, which historically have been a positive for shareholders, delivering higher levels of tax-free income than shorter-maturity bonds while exhibiting less price volatility than their final maturities would suggest.

We regularly focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Scott S. Cottier, CFA Vice President, Senior Portfolio Manager and Team Leader

Troy E. Willis, CFA, J.D. Vice President, Senior Portfolio Manager and Team Leader

On behalf of the rest of the Rochester portfolio management team: Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

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Top Holdings and Allocations

TOP TEN CATEGORIES

General Obligation	8.5%
Tobacco Master Settlement Agreement	8.5
Hospital/Healthcare	8.5
Sales Tax Revenue	7.1
U.S. Government Obligations	6.8
Higher Education	6.7
Special Assessment	6.6
Sewer Utilities	4.9
Electric Utilities	4.7
Highways/Commuter Facilities	4.4

Portfolio holdings are subject to change. Percentages are as of January 31, 2017 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	3.4%	1.6%	5.0%
AA	27.1	0.0	27.1
A	15.2	0.0	15.2
BBB	14.1	7.9	22.0
BB or lower	17.8	12.9	30.7
Total	77.6%	22.4%	100.0%

The percentages above are based on the market value of the securities as of January 31, 2017 and are subject to change. OppenheimerFunds, Inc., the sub-adviser, determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

17 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 1/31/17

	Without Sales Charge	With Sales Charge
Class A	5.16%	4.92%
Class B	4.59	N/A
Class C	4.61	N/A
Class Y	5.36	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 1/31/17
Class A	4.36%
Class B	3.80
Class C	3.82
Class Y	4.82

TAXABLE EQUIVALENT YIELDS

As of 1/31/17
Class A	7.70%
Class B	6.71
Class C	6.75
Class Y	8.52

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/31/17

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OPTAX)	10/27/76	-2.93%	2.47%	5.84%	2.10%	5.71%
Class B (OTFBX)	3/16/93	-3.33	1.56	5.02	1.59	4.05
Class C (OMFCX)	8/29/95	-3.47	1.56	5.01	1.30	3.45
Class Y (OMFYX)	11/29/10	-2.82	2.72	6.11	N/A	7.77

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/31/17

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OPTAX)	10/27/76	-7.54%	-2.40%	4.81%	1.60%	5.58%
Class B (OTFBX)	3/16/93	-8.05	-3.28	4.69	1.59	4.05
Class C (OMFCX)	8/29/95	-4.41	0.59	5.01	1.30	3.45
Class Y (OMFYX)	11/29/10	-2.82	2.72	6.11	N/A	7.77

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. Returns for periods of less than one year are not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares

18 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Bond Index, an index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.029 for the 25-day accrual period ended January 31, 2017. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on January 31, 2017; for the yield with charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0256, $0.0257 and $0.0300 respectively, for the 25-day accrual period ended January 31, 2017 and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended January 31, 2017 and either the maximum offering price (for Class A shares) or NAV (for the other classes) on January 31, 2017. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in Lipper’s General & Insured Municipal Debt Funds category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The 12-month distribution yield is the sum of a fund’s total trailing 12-month interest and dividend payments divided by the last month’s ending share price (at NAV) plus any capital gains distributed over the same period. The calculation included 263 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2016 top federal tax rate of 43.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within

19 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The median yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon and a 10-year par call. The MMA benchmark is constructed using yields from a group of active primary and secondary market makers and other municipal market participants.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

20 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended January 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

21 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Actual	Beginning Account Value August 1, 2016	Ending Account Value January 31, 2017	Expenses Paid During 6 Months Ended January 31, 2017
Class A	$ 1,000.00	$ 970.70	$ 5.13
Class B	1,000.00	966.70	8.96
Class C	1,000.00	965.30	8.96
Class Y	1,000.00	971.80	3.93

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.01	5.26
Class B	1,000.00	1,016.13	9.19
Class C	1,000.00	1,016.13	9.19
Class Y	1,000.00	1,021.22	4.03

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended January 31, 2017 are as follows:

Class	Expense Ratios
Class A	1.03%
Class B	1.80
Class C	1.80
Class Y	0.79

22 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS January 31, 2017 Unaudited

Principal Amount		Coupon		Maturity	Value
Municipal Bonds and Notes—106.6%
Alabama—4.4%
$20,000,000	Birmingham, AL Commercial Devel. Authority (Civic Center Improvements)[1]	5.500%		04/01/2041	$22,198,200
385,000	Birmingham, AL Private Educational Building Authority (Birmingham-Southern College)[1]	6.125		12/01/2025	363,363
205,000	Cooperative District, AL Fort Deposit[1,2]	6.000		02/01/2036	178,504
3,500,000	Cullman County, AL Health Care Authority (Cullman Regional Medical Center)[1]	6.750		02/01/2029	3,645,145
20,185,000	Jefferson County, AL Sewer[1]	0.000	[3]	10/01/2046	15,170,239
8,750,000	Jefferson County, AL Sewer[1]	0.000	[3]	10/01/2050	6,868,837
20,000,000	Jefferson County, AL Sewer[1]	0.000	[3]	10/01/2050	14,866,400
8,000,000	Jefferson County, AL Sewer[1]	6.000		10/01/2042	9,118,160
7,500,000	Jefferson County, AL Sewer[1]	6.500		10/01/2053	8,795,625
4,000,000	Jefferson County, AL Sewer[1]	7.000		10/01/2051	4,842,800
200,000	Mobile, AL Improvement District (McGowin Park)[1]	5.250		08/01/2030	202,526
					86,249,799

Alaska—0.0%
655,069	AK Industrial Devel. & Export Authority (Anchorage Sportsplex/Grace Community Church Obligated Group)[4]	6.120		08/01/2031	130,915
600,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)[5]	5.875		12/01/2027	58,530
90,000	AK Northern Tobacco Securitization Corp. (TASC)[1]	5.000		06/01/2032	84,485
					273,930

Arizona—2.6%
260,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	5.450		07/15/2021	260,569
200,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	5.625		07/15/2025	200,298
450,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	5.800		07/15/2030	450,544
1,015,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	5.900		07/15/2022	1,029,514
330,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	6.125		07/15/2027	333,580
500,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	6.200		07/15/2032	504,880
398,000	Festival Ranch, AZ Community Facilities District[1]	5.750		07/01/2032	398,681
595,000	Festival Ranch, AZ Community Facilities District[1]	5.800		07/15/2032	601,111
495,000	Maricopa County, AZ IDA (Immanuel Campus Care)[4]	8.500		04/20/2041	197,495
285,000	Maricopa County, AZ School District No. 24 (Gila Bend)[1]	5.500		07/01/2022	287,964
288,000	Merrill Ranch, AZ Community Facilities District No. 1 Special Assessment Lien[1]	5.300		07/01/2030	287,977
980,000	Palm Valley, AZ Community Facilities District No. 3[1]	5.800		07/15/2032	1,002,511
750,000	Phoenix, AZ IDA (Career Success Schools)[1]	7.000		01/01/2029	745,755
500,000	Phoenix, AZ IDA (Espiritu Community Devel. Corp.)[1]	6.250		07/01/2036	500,370

23 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Arizona (Continued)
$1,000,000	Phoenix, AZ IDA (Great Hearts Academies)[1]	6.300%		07/01/2042	$1,072,240
8,500,000	Phoenix, AZ IDA (Rowan University)[1]	5.250		06/01/2034	9,356,545
2,945,000	Pima County, AZ IDA (Arizona Charter School)[1]	5.375		07/01/2031	3,127,914
3,855,000	Pima County, AZ IDA (Center for Academic Success)[1]	5.500		07/01/2037	3,872,116
870,000	Pima County, AZ IDA (Christian Senior Living)[1]	5.050		01/01/2037	871,383
900,000	Pima County, AZ IDA (Excalibur Charter School)[1]	5.500		09/01/2046	812,934
1,430,000	Pima County, AZ IDA (New Plan Learning/OG Ohio/250 Shoup Mill Obligated Group)[1]	8.125		07/01/2041	1,447,146
2,330,000	Pima County, AZ IDA (Phoenix Advantage Charter School)	5.600		07/01/2023	2,331,561
500,000	Pima County, AZ IDA (Sonoran Science Academy)[1]	5.670		12/01/2027	500,270
650,000	Pima County, AZ IDA (Sonoran Science Academy)[1]	5.750		12/01/2037	650,188
760,000	Pima County, AZ IDA (Tucson Country Day School)[1]	5.000		06/01/2037	663,275
250,000	Pima County, AZ IDA (Valley Academy)[1]	6.500		07/01/2038	268,995
70,000	Rio Rico, AZ Fire District[1]	7.000		07/01/2030	80,717
930,000	Rio Rico, AZ Fire District[1]	7.000		07/01/2030	1,145,993
3,000,000	Salt Verde, AZ Financial Corp.[1]	5.000		12/01/2032	3,375,570
11,500,000	Salt Verde, AZ Financial Corp.[1]	5.000		12/01/2037	13,044,335
100,000	Salt Verde, AZ Financial Corp.[1]	5.500		12/01/2029	118,028
1,655,000	Tartesso West, AZ Community Facilities District[1]	5.900		07/15/2032	1,657,847
					51,198,306

Arkansas—0.1%
1,870,000	Cave Springs, AR Municipal Property (Creeks Special Sewer District)[5]	6.250		02/01/2038	1,111,734

California—11.4%
675,000	Adelanto, CA Public Utility Authority[1]	6.750		07/01/2039	734,575
2,340,000	Bonita Canyon, CA Public Facilities Financing Authority[1]	5.000		09/01/2025	2,414,880
1,000,000	Bonita Canyon, CA Public Facilities Financing Authority[1]	5.000		09/01/2026	1,031,960
7,000,000	CA County Tobacco Securitization Agency	5.310	[6]	06/01/2046	870,800
6,000,000	CA County Tobacco Securitization Agency	6.647	[6]	06/01/2046	169,440
129,820,000	CA County Tobacco Securitization Agency	6.698	[6]	06/01/2050	2,327,673
5,000	CA County Tobacco Securitization Agency	7.230	[6]	06/01/2033	1,958
38,650,000	CA County Tobacco Securitization Agency	7.548	[6]	06/01/2055	229,194
8,000,000	CA County Tobacco Securitization Agency	7.747	[6]	06/01/2046	708,880
160,000	CA County Tobacco Securitization Agency (TASC)[1]	5.700	[3]	06/01/2046	162,827
50,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2035	50,249
5,000,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2043	5,034,900
21,000,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000		06/01/2042	21,078,540
93,000,000	CA County Tobacco Securitization Agency (TASC)	6.648	[6]	06/01/2046	6,545,340
3,375,000	CA Enterprise Devel. Authority (Sunpower Corp.)[1]	8.500		04/01/2031	3,702,240
10,000,000	CA GO1	5.000		09/01/2032	11,544,200
10,000,000	CA GO1	5.000		09/01/2034	11,519,800
10,085,000	CA GO1	5.000		09/01/2037	11,536,937
5,000,000	CA GO1	5.000		09/01/2045	5,715,450
110,000,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.043	[6]	06/01/2047	5,219,500

24 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$20,000,000	CA Health Facilities Financing Authority (SJHS/SJHCN/ SJHE/SJHO Obligated Group)[1]	5.750%		07/01/2039	$21,745,600
20,000	CA HFA (Home Mtg.)[1]	5.450		08/01/2033	20,615
3,350,000	CA M-S-R Energy Authority[1]	6.500		11/01/2039	4,477,610
10,000,000	CA M-S-R Energy Authority[1]	7.000		11/01/2034	13,817,200
250,000	CA Municipal Finance Authority (Harbor Regional Center)[1]	8.500		11/01/2039	298,790
345,000	CA Public Works[1]	6.625		11/01/2034	346,111
450,000	CA Public Works (Various Community Colleges)[1]	5.750		10/01/2030	496,593
1,000,000	CA School Finance Authority Charter School (Coastal Academy)[1]	5.000		10/01/2033	1,048,810
7,000,000	CA Silicon Valley Tobacco Securitization Authority	9.794	[6]	06/01/2036	2,158,030
1,745,000	CA Statewide CDA (Aspire Public Schools)[1]	6.000		07/01/2040	1,903,219
2,350,000	CA Statewide CDA (Orinda Wilder)[1]	5.000		09/01/2030	2,556,024
1,450,000	Cathedral City, CA Redevel. Agency[1]	5.000		08/01/2032	1,602,453
885,000	Cathedral City, CA Redevel. Agency[1]	5.000		08/01/2033	974,358
9,985,000	Chula Vista, CA Industrial Devel. (San Diego Gas & Electric Company)[1]	5.875		02/15/2034	10,914,104
560,000	Coyote Canyon, CA Public Facilities Community Facilities District No. 2004-1[1]	6.625		09/01/2039	635,382
360,655,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	6.996	[6]	06/01/2057	3,758,025
345,750,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	7.996	[6]	06/01/2057	2,852,437
2,750,000	Lammersville, CA Joint Unified School District Special Tax Community Facilities District (Mountain House-Shea)[1]	6.000		09/01/2043	3,157,358
415,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.000	[3]	09/01/2025	437,995
375,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.100	[3]	09/01/2026	394,838
885,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.150	[3]	09/01/2027	929,268
1,000,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.200	[3]	09/01/2028	1,047,260
500,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.250	[3]	09/01/2029	522,160
500,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.300	[3]	09/01/2030	521,345
1,000,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.375	[3]	09/01/2032	1,039,350
2,000,000	Long Beach, CA Bond Finance Authority Natural Gas[1]	5.500		11/15/2037	2,443,100
180,000	Los Angeles, CA Community Facilities District Special Tax (Legends at Cascades)[1]	5.750		09/01/2040	185,603
1,250,000	Lynwood, CA Redevel. Agency Tax Allocation[1]	7.000		09/01/2031	1,489,738
2,930,000	Marysville, CA (Fremont-Rideout Health)[1]	5.000		01/01/2029	2,903,952
4,010,000	Moreno Valley, CA Unified School District Community Facilities District No. 2005-5[1]	5.500		09/01/2041	4,133,949

25 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$630,000	Moreno Valley, CA Unified School District Community Facilities District Special Tax[1]	5.000%		09/01/2037	$633,200
1,250,000	Moreno Valley, CA Unified School District Community Facilities District Special Tax No. 2004-3[1]	5.000		09/01/2037	1,256,350
1,250,000	Oxnard, CA Financing Authority Wastewater[1]	5.000		06/01/2032	1,408,163
1,500,000	Oxnard, CA Financing Authority Wastewater[1]	5.000		06/01/2033	1,683,510
850,000	Oxnard, CA Financing Authority Wastewater[1]	5.000		06/01/2034	950,445
735,000	Palm Desert, CA Financing Authority[1]	5.000		04/01/2027	740,270
5,000,000	Palomar, CA Health[1]	5.000		11/01/2036	5,203,250
550,000	Perris, CA Community Facilities District Special Tax No. 2001[1]	5.000		09/01/2026	550,770
1,510,000	Perris, CA Community Facilities District Special Tax No. 2001[1]	5.000		09/01/2037	1,511,178
620,000	Perris, CA Community Facilities District Special Tax No. 2005-1[1]	5.000		09/01/2037	620,415
1,770,000	Poway, CA Unified School District Public Financing Authority Special Tax[1]	5.000		09/01/2033	1,980,648
3,145,000	Poway, CA Unified School District Public Financing Authority Special Tax[1]	5.000		09/01/2034	3,504,411
1,260,000	Rialto, CA Special Tax Community Facilities District No. 2006-1[1]	5.350		09/01/2036	1,264,801
1,000,000	Roseville, CA Natural Gas Finance Authority[1]	5.000		02/15/2025	1,131,230
10,000,000	San Francisco, CA City & County COP[7]	5.000		10/01/2033	11,099,183
250,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	6.750		08/01/2041	301,455
350,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	7.000		08/01/2041	425,275
1,620,000	San Gorgonio, CA Memorial Health Care District[1]	7.000		08/01/2027	1,670,609
350,000	San Jose, CA Finance Authority (Convention Center)[1]	5.500		05/01/2031	395,395
2,210,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)[1]	5.750		06/01/2026	2,481,985
1,880,000	Santa Cruz, CA Redevel. Agency Tax Allocation[1]	5.000		09/01/2035	2,121,655
13,675,000	Southern CA Tobacco Securitization Authority	6.398	[6]	06/01/2046	269,124
47,250,000	Southern CA Tobacco Securitization Authority	7.098	[6]	06/01/2046	868,455
					221,482,397

Colorado—1.4%
3,645,000	CO Broomfield Village Metropolitan District No. 2	6.250		12/01/2032	3,382,779
125,000	CO E-470 Public Highway Authority	6.812	[6]	09/01/2025	92,844
4,180,000	CO Educational and Cultural Facilities Authority (Rocky Mountain Academy of Evergreen)[1]	6.450		11/01/2040	4,545,165
1,000,000	CO Elkhorn Ranch Metropolitan District[4]	6.375		12/01/2035	650,790
720,000	CO Fossil Ridge Metropolitan District No. 1[1]	7.250		12/01/2040	767,722
1,400,000	CO Health Facilities Authority (Christian Living Neighborhoods)[1]	5.000		01/01/2037	1,406,748
50,000	CO Health Facilities Authority (Evangelical Lutheran Good Samaritan Society/ELGSF/ELGSS Obligated Group)[1]	5.000		06/01/2035	50,072
655,000	CO North Range Metropolitan District No. 2[1]	5.500		12/15/2018	657,888

26 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Colorado (Continued)
$500,000	CO North Range Metropolitan District No. 2[1]	5.500%		12/15/2037	$493,490
750,000	CO Potomac Farms Metropolitan District[1]	7.250		12/01/2037	478,867
98,000	CO Potomac Farms Metropolitan District[1]	7.625	[3]	12/01/2023	63,967
295,000	CO Prairie Center Metropolitan District No. 3[1]	5.250		12/15/2021	287,141
740,000	CO Prairie Center Metropolitan District No. 3[1]	5.400		12/15/2031	722,373
338,000	CO Silver Peaks Metropolitan District	5.750		12/01/2036	225,801
1,000,000	CO Sorrell Ranch Metropolitan District[4]	6.750		12/15/2036	198,010
175,000	Fairplay, CO Sanitation District[1]	5.250		12/15/2031	169,290
180,000	Jefferson County, CO (Section 14 Metropolitan District)[1]	5.000		12/01/2018	180,482
1,495,000	Public Authority for CO (Natural Gas Energy)[1]	6.250		11/15/2028	1,821,224
5,000,000	Public Authority for CO (Natural Gas Energy)[1]	6.500		11/15/2038	6,648,000
500,000	Tabernash Meadows, CO Water & Sanitation District[1]	7.125		12/01/2034	529,050
110,000	Tallyns Reach CO Metropolitan District No. 3[1]	5.000		12/01/2033	113,013
250,000	Tallyns Reach CO Metropolitan District No. 3[1]	5.125		11/01/2038	257,170
3,824,161	Woodmen Heights, CO Metropolitan District No. 1	0.000	[3]	12/15/2041	1,909,901
1,012,237	Woodmen Heights, CO Metropolitan District No. 1[1]	6.000		12/01/2041	965,117
					26,616,904

Connecticut—0.0%
25,000	CT H&EFA (BHosp/BHlthC/BHDF/BH&HCG Obligated Group)[1]	5.500		07/01/2032	25,040
500,000	Georgetown, CT Special Taxing District[5]	5.125		10/01/2036	150,005
9,644,145	Mashantucket Western Pequot Tribe CT	6.050		07/01/2031	380,461
					555,506

Delaware—0.3%
3,081,000	Bridgeville, DE Special Obligation (Heritage Shores)[1]	5.450		07/01/2035	3,081,185
2,156,000	Millsboro, DE Special Obligation (Plantation Lakes)[1]	5.450		07/01/2036	1,810,803

					4,891,988
District of Columbia—0.9%
25,000	District of Columbia (James F. Oyster Elementary School)[1]	6.450		11/01/2034	24,997
195,000	District of Columbia Ballpark[1]	5.000		02/01/2031	199,009
2,000,000	District of Columbia Center for Strategic & International Studies[1]	6.375		03/01/2031	2,166,660
2,100,000	District of Columbia Center for Strategic & International Studies[1]	6.625		03/01/2041	2,290,407
2,510,000	District of Columbia Tobacco Settlement Financing Corp.[1]	6.500		05/15/2033	2,858,740
4,385,000	District of Columbia Tobacco Settlement Financing Corp.[1]	6.750		05/15/2040	4,494,537
72,125,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	6.369	[6]	06/15/2046	4,359,956

27 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
District of Columbia (Continued)
$400,000	District of Columbia University (Gallaudet University)[1]	5.500%	04/01/2034	$444,640
				16,838,946

Florida—8.8%
100,000	Alachua County, FL Health Facilities Authority (Shands Teaching Hospital & Clinics/Shands at Lake Shore Obligated Group)[1]	6.750	12/01/2030	110,266
1,815,000	Amelia Concourse, FL Community Devel. District[4]	5.750	05/01/2038	1,542,841
535,000	Arlington Ridge, FL Community Devel. District[1]	5.500	05/01/2036	454,606
435,000	Avignon Villages, FL Community Devel. District[4]	5.300	05/01/2014	56,593
250,000	Avignon Villages, FL Community Devel. District[4]	5.400	05/01/2037	32,525
1,335,000	Boynton Village, FL Community Devel. District Special Assessment[1]	6.000	05/01/2038	1,297,713
1,135,000	Cascades, FL Groveland Community Devel. District[1]	5.300	05/01/2036	1,050,272
2,200,000	Chapel Creek, FL Community Devel. District Special Assessment[4]	5.500	05/01/2038	1,308,824
1,517,000	Clearwater Cay, FL Community Devel. District[4]	5.500	05/01/2037	833,713
2,280,000	Creekside, FL Community Devel. District[4]	5.200	05/01/2038	911,042
10,000	Crosscreek, FL Community Devel. District[4]	5.500	05/01/2017	4,998
335,000	Crosscreek, FL Community Devel. District[1]	5.600	05/01/2037	331,251
10,000	Crosscreek, FL Community Devel. District[4]	5.600	05/01/2039	4,998
725,000	Crosscreek, FL Community Devel. District[1]	6.750	11/30/2021	728,705
600,000	Dade County, FL IDA (Miami Cerebral Palsy Residence)[1]	8.000	06/01/2022	599,946
655,000	Durbin Crossing, FL Community Devel. District Special Assessment[5]	5.250	11/01/2020	268,969
350,000	East Homestead, FL Community Devel. District[1]	5.000	11/01/2033	357,339
105,000	East Homestead, FL Community Devel. District[1,2]	7.250	05/01/2021	109,621
65,000	Escambia County, FL Health Facilities Authority[1]	5.950	07/01/2020	68,053
5,437,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)	7.000	07/15/2032	2,717,848
1,775,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)	8.260	07/15/2038	887,287
10,440,000	FL COP (Dept. of Management Services)[7]	5.250	08/01/2028	11,122,776
1,250,000	FL HEFFA (Bethune-Cookman University)[1]	5.375	07/01/2032	1,348,650
1,100,000	FL Lake Ashton II Community Devel. District[1]	5.375	05/01/2036	933,405
3,780,000	Flora Ridge, FL Educational Facilities Benefit District[1]	5.300	05/01/2037	3,611,601
880,000	Greater Lakes/Sawgrass Bay, FL Community Devel. District[1]	5.500	05/01/2038	812,082
16,000,000	Greater Orlando, FL Aviation Authority[7]	5.000	10/01/2032	17,692,960
195,000	Heritage Isles, FL Community Devel. District[4]	7.100	10/01/2023	35,831
145,000	Hialeah, FL Hsg. Authority[1]	5.800	06/20/2033	146,573
115,000	Highland Meadows, FL Community Devel. District Special Assessment, Series A1	5.500	05/01/2036	106,560
430,000	Indigo, FL Community Devel. District[4]	5.750	05/01/2036	262,051
35,000	Jacksonville, FL Health Facilities Authority (Daughters of Charity Health Services of Austin)[1]	5.250	08/15/2027	35,753
1,255,000	Lakeland, FL Educational Facilities (Florida Southern College)[1]	5.000	09/01/2029	1,376,358
1,000,000	Lakeland, FL Educational Facilities (Florida Southern College)[1]	5.000	09/01/2037	1,077,550

28 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Florida (Continued)
$485,000	Legends Bay, FL Community Devel. District[1]	5.875%	05/01/2038	$448,397
1,730,000	Lucaya, FL Community Devel. District[1]	5.375	05/01/2035	1,557,346
425,000	Madison County, FL Mtg. (Twin Oaks)	6.000	07/01/2025	250,686
1,775,000	Magnolia Creek, FL Community Devel. District[4]	5.900	05/01/2039	372,075
1,425,000	Magnolia West, FL Community Devel. District Special Assessment[5]	5.350	05/01/2037	854,601
5,000,000	Miami-Dade County, FL School Board[1]	5.000	05/01/2027	5,772,000
2,000,000	Miromar Lakes, FL Community Devel. District[1]	5.000	05/01/2035	1,925,680
790,000	Miromar Lakes, FL Community Devel. District[1]	5.375	05/01/2032	821,766
3,295,000	Monterey/Congress, FL Community Devel. District Special Assessment[1]	5.375	05/01/2036	3,050,445
8,080,000	Moody River, FL Estates Community Devel. District[1]	5.350	05/01/2036	7,252,366
395,000	Naturewalk, FL Community Devel. District[4]	5.300	05/01/2016	217,072
335,000	Naturewalk, FL Community Devel. District[5]	5.500	05/01/2038	184,099
250,000	Orange County, FL Health Facilities Authority (Orlando Lutheran Tower)[1]	5.500	07/01/2032	250,282
10,000,000	Orange County, FL School Board COP[7]	5.500	08/01/2034	11,055,400
450,000	Palace Coral Gables, FL Community Devel. District Special Assessment[1]	5.000	05/01/2032	481,423
1,000,000	Palace Coral Gables, FL Community Devel. District Special Assessment[1]	5.625	05/01/2042	1,090,530
1,250,000	Palm Bay, FL Educational Facilities (Patriot Charter School)[4]	7.000	07/01/2036	499,862
1,815,000	Palm Coast Park, FL Community Devel. District Special Assessment[1]	5.700	05/01/2037	1,716,736
460,000	Palm River, FL Community Devel. District[4]	5.150	05/01/2013	181,061
510,000	Palm River, FL Community Devel. District[4]	5.375	05/01/2036	201,052
1,660,000	Parkway Center, FL Community Devel. District, Series A1	6.125	05/01/2024	1,597,152
2,180,000	Parkway Center, FL Community Devel. District, Series A1	6.300	05/01/2034	2,023,302
1,245,000	Pine Ridge Plantation, FL Community Devel. District	5.400	05/01/2037	1,065,919
405,000	Poinciana West, FL Community Devel. District Special Assessment[1]	6.000	05/01/2037	410,241
245,000	Portico, FL Community Devel. District[1]	5.450	05/01/2037	218,457
2,670,000	Portofino Cove, FL Community Devel. District Special Assessment[4]	5.250	05/01/2012	1,200,966
435,000	Portofino Cove, FL Community Devel. District Special Assessment[4]	5.500	05/01/2038	195,672
285,000	Portofino Landings, FL Community Devel. District Special Assessment[4]	5.200	05/01/2017	111,714
980,000	Portofino Landings, FL Community Devel. District Special Assessment[4]	5.400	05/01/2038	384,444
9,530,000	Renaissance Commons, FL Community Devel. District, Series A1	5.600	05/01/2036	9,391,148
810,000	Reunion East, FL Community Devel. District[5]	5.800	05/01/2036	8
945,000	Reunion East, FL Community Devel. District[1]	6.600	05/01/2033	926,724
875,000	Reunion East, FL Community Devel. District[1]	6.600	05/01/2036	847,140
860,000	Reunion East, FL Community Devel. District[5]	7.375	05/01/2033	9

29 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Florida (Continued)
$25,000	Ridgewood Trails, FL Community Devel. District[1]	5.650%		05/01/2038	$25,003
2,400,000	River Glen, FL Community Devel. District Special Assessment[4]	5.450		05/01/2038	1,199,424
321,746	Santa Rosa Bay, FL Bridge Authority	6.250		07/01/2028	263,986
4,535,000	Sarasota County, FL Educational Facilities (School of Arts & Sciences)[1]	6.500		07/01/2040	4,835,308
3,445,000	Sarasota County, FL Educational Facilities (School of Arts & Sciences)[1]	6.750		07/01/2030	3,734,862
935,000	South Bay, FL Community Devel. District[5]	0.000	[3]	05/01/2025	724,962
2,530,000	South Bay, FL Community Devel. District[5]	0.000	[3]	05/01/2036	1,941,649
2,035,000	South Bay, FL Community Devel. District[1]	5.125		05/01/2020	1,962,859
2,155,000	South Bay, FL Community Devel. District[1]	5.950		05/01/2036	2,001,758
1,645,000	South Bay, FL Community Devel. District[4]	5.950		05/01/2036	81,757
1,500,000	St. Johns County, FL IDA (Presbyterian Retirement)[1]	6.000		08/01/2045	1,733,655
400,000	St. Johns County, FL IDA (St. John’s County Welfare Federation)	5.250		10/01/2041	338,100
6,020,000	Tern Bay, FL Community Devel. District[4]	5.000		05/01/2015	1,465,208
500,000	Tern Bay, FL Community Devel. District[4]	5.375		05/01/2037	121,775
4,040,000	Town Center, FL at Palm Coast Community Devel. District[1]	6.000		05/01/2036	3,940,131
7,975,000	Verona Walk, FL Community Devel. District[1]	5.375		05/01/2037	7,367,146
2,565,000	Villa Vizcaya, FL Community Devel. District Special Assessment[4]	5.350		05/01/2017	1,409,904
420,000	Villa Vizcaya, FL Community Devel. District Special Assessment[4]	5.550		05/01/2039	230,857
4,355,000	Vista, FL Community Devel. District Special Assessment[1]	5.375		05/01/2037	4,366,323
1,500,000	Waterford Estates, FL Community Devel. District Special Assessment[4]	5.125		05/01/2013	899,565
2,470,000	Waterford Estates, FL Community Devel. District Special Assessment[4]	5.500		05/01/2037	1,481,284
5,080,000	Watergrass, FL Community Devel. District Special Assessment[1,2]	5.500		05/01/2036	5,094,783
266,156	Watergrass, FL Community Devel. District Special Assessment[1]	6.960		11/01/2017	264,836
16,000	Waters Edge, FL Community Devel. District[1]	5.350		05/01/2039	14,721
560,000	Waters Edge, FL Community Devel. District[1]	6.600	[3]	05/01/2039	517,804
1,785,000	Waterstone, FL Community Devel. District[4]	5.500		05/01/2018	892,161
285,000	West Villages, FL Improvement District[4]	5.350		05/01/2015	170,880
2,905,000	West Villages, FL Improvement District	5.500		05/01/2038	2,904,739
7,150,000	West Villages, FL Improvement District[4]	5.800		05/01/2036	4,286,997
4,925,000	Westridge, FL Community Devel. District[4]	5.800		05/01/2037	2,954,951
5,750,000	Westside, FL Community Devel. District[5]	5.650		05/01/2037	3,448,620
2,250,000	Wyld Palms, FL Community Devel. District[4]	5.400		05/01/2015	561,533
1,445,000	Wyld Palms, FL Community Devel. District[4]	5.500		05/01/2038	360,629
450,000	Zephyr Ridge, FL Community Devel. District[4]	5.250		05/01/2013	224,892

30 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Florida (Continued)
$990,000	Zephyr Ridge, FL Community Devel. District[4]	5.625%		05/01/2037	$494,762
					171,113,159

Georgia—0.1%
180,000	Atlanta, GA Tax Allocation (Beltline)[1]	7.500		01/01/2031	199,778
565,000	Atlanta, GA Urban Residential Finance Authority (Trestletree Village Apartments)[1]	5.000		11/01/2048	565,599
835,000	GA Environmental Loan Acquisition Corp. (Local Water Authority)[1]	5.125		03/15/2031	875,347
50,000	Houston County, GA Hospital Authority (HHSys/HoustonH/HHEMS/HHP/HPCP/HPS Obligated Group)[1]	5.250		10/01/2035	51,467
520,000	Randolph County, GA GO1	5.000		04/01/2030	548,933
					2,241,124

Idaho—0.0%
60,000	ID Health Facilities Authority (Trinity Health Corp.)[1]	6.250		12/01/2033	65,575

Illinois—10.5%
100,000	Annawan, IL Tax Increment (Patriot Renewable Fuels)[1]	5.625		01/01/2018	99,090
500,000	Chicago, IL Board of Education[1]	5.000		12/01/2024	509,185
5,000,000	Chicago, IL Board of Education[1]	5.000		12/01/2035	5,110,500
1,405,000	Chicago, IL Board of Education	5.063	[6]	12/01/2024	992,871
915,000	Chicago, IL Board of Education	5.063	[6]	12/01/2024	646,603
4,300,000	Chicago, IL Board of Education[1]	6.000		04/01/2046	4,306,063
200,000	Chicago, IL GO1	5.000		01/01/2023	201,526
5,000,000	Chicago, IL GO1	5.000		12/01/2023	5,014,800
10,000	Chicago, IL GO1	5.000		01/01/2028	10,034
14,000,000	Chicago, IL GO1	5.000		01/01/2029	14,037,520
25,000	Chicago, IL GO1	5.000		01/01/2042	25,053
6,670,000	Chicago, IL O’Hare International Airport[1]	5.000		01/01/2029	7,589,259
2,500,000	Chicago, IL O’Hare International Airport[1]	5.000		01/01/2033	2,751,825
2,500,000	Chicago, IL O’Hare International Airport[1]	5.000		01/01/2034	2,740,975
3,000,000	Chicago, IL O’Hare International Airport[1]	5.000		01/01/2041	3,270,030
2,400,000	Cook County, IL Community School District GO1	7.125		06/01/2024	2,716,752
949,000	Cortland, IL Special Tax (Sheaffer System)[5]	5.500		03/01/2017	189,373
395,000	Country Club Hills, IL GO1	5.000		12/01/2026	396,695
410,000	Country Club Hills, IL GO1	5.000		12/01/2027	411,398
435,000	Country Club Hills, IL GO1	5.000		12/01/2028	436,623
455,000	Country Club Hills, IL GO1	5.000		12/01/2029	456,552
475,000	Country Club Hills, IL GO1	5.000		12/01/2030	476,415
500,000	Country Club Hills, IL GO1	5.000		12/01/2031	501,445
40,000	Country Club Hills, IL GO1	5.000		12/01/2032	40,096
320,000	Du Page County, IL Special Service Area No. 31 Special Tax (Monarch Landing)[1]	5.625		03/01/2036	311,411
2,000,000	Gilberts, IL Special Service Area No. 15[1]	5.000		03/01/2035	2,136,240
741,169	Gilberts, IL Special Service Area No. 24 Special Tax (Conservancy)	5.375		03/01/2034	614,444
2,225,000	Harvey, IL GO5	5.500		12/01/2027	1,396,188

31 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Illinois (Continued)
$1,000,000	Harvey, IL GO5	5.625%	12/01/2032	$627,500
4,495,000	Harvey, IL Hotel Motel Tax & Sales (Hotel & Conference Center)[1]	6.875	08/01/2028	4,398,852
1,770,000	IL Finance Authority (Bethel Terrace Apartments)[1]	5.125	09/01/2025	1,770,460
1,010,000	IL Finance Authority (Illinois Institute of Technology)[1]	5.000	04/01/2026	1,010,030
9,660,000	IL Finance Authority (Illinois Institute of Technology)[1]	5.000	04/01/2031	9,445,548
1,000,000	IL Finance Authority (Illinois Institute of Technology)[1]	5.000	04/01/2036	950,240
155,000	IL Finance Authority (Illinois Institute of Technology)[1]	6.500	02/01/2023	160,148
2,215,000	IL Finance Authority (Illinois Institute of Technology)[1]	7.125	02/01/2034	2,289,490
500,000	IL Finance Authority (Lake Forest College)[1]	5.750	10/01/2032	525,640
450,000	IL Finance Authority (Lake Forest College)[1]	6.000	10/01/2048	476,550
20,000,000	IL Finance Authority (Northwestern Memorial Hospital)[7]	6.000	08/15/2039	22,085,800
50,000	IL Finance Authority (OSF Healthcare System)[1]	7.125	11/15/2037	56,611
145,000	IL Finance Authority (PHlth / PHN / PPH / PHP / PLC / PRC / PRMC / PSFH / PSJHC / PSM&EMC Obligated Group)[1]	6.125	05/15/2025	160,979
495,000	IL Finance Authority (PHN/PCTC/PC&SHN/PLC/PCHN/ PSSC/PHCr/PBH/PAS/PHFBT Obligated Group )[1]	5.250	05/15/2029	522,002
170,000	IL Finance Authority (PHN/PCTC/PC&SHN/PLC/PCHN/ PSSC/PHCr/PBH/PAS/PHFBT Obligated Group )[1]	6.125	05/15/2025	188,940
4,685,000	IL Finance Authority (PHN/PCTC/PC&SHN/PLC/PCHN/ PSSC/PHCr/PBH/PAS/PHFBT Obligated Group )[1]	6.125	05/15/2025	5,206,956
10,095,000	IL Finance Authority (PHN/PCTC/PC&SHN/PLC/PCHN/ PSSC/PHCr/PBH/PAS/PHFBT Obligated Group )[1]	7.750	08/15/2034	11,724,939
95,000	IL Finance Authority (PHN/PCTC/PC&SHN/PLC/PCHN/ PSSC/PHCr/PBH/PAS/PHFBT Obligated Group )[1]	7.750	08/15/2034	110,027
400,000	IL Finance Authority (Resurrection Health Care)[7]	5.250	05/15/2029	421,144
5,810,000	IL Finance Authority (Resurrection Health Care)[7]	5.250	05/15/2029	6,117,117
3,250,000	IL Finance Authority (Roosevelt University)[1]	5.500	04/01/2032	3,223,350
6,270,000	IL Finance Authority (Roosevelt University)[1]	5.500	04/01/2037	6,120,272
2,680,000	IL Finance Authority (Roosevelt University)[1]	6.250	04/01/2029	2,771,978
22,915,000	IL Finance Authority (Roosevelt University)[1]	6.500	04/01/2039	23,646,447
5,855,000	IL Finance Authority (Roosevelt University)[1]	6.500	04/01/2044	6,034,104
10,000,000	IL Finance Authority (Trinity Health Corp.)[1]	5.000	12/01/2030	10,941,100
2,000,000	IL GO1	5.000	04/01/2025	2,081,100
700,000	IL GO1	5.000	08/01/2025	721,413
1,500,000	IL GO1	5.000	03/01/2037	1,492,410
1,050,000	IL Metropolitan Pier & Exposition Authority[1]	5.500	12/15/2023	1,174,257
330,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Exposition)[1]	5.500	06/15/2050	341,557
200,000	IL Regional Transportation Authority[1]	5.000	07/01/2025	200,616
2,000,000	IL Sports Facilities Authority[1]	5.250	06/15/2032	2,188,880
895,000	Jefferson County, IL High School District No. 201 (Mt. Vernon)[1]	6.500	12/30/2027	1,161,468
955,000	Jefferson County, IL High School District No. 201 (Mt. Vernon)[1]	6.500	12/30/2028	1,245,263
1,160,000	Jefferson County, IL High School District No. 201 (Mt. Vernon)[1]	6.500	12/30/2031	1,529,738

32 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Illinois (Continued)
$4,481,000	Lakemoor Village, IL Special Tax[1]	5.000%	03/01/2027	$4,427,766
2,512,000	Lincolnshire, IL Special Service Area No. 1 Special Tax (Sedgebrook)[1,2]	6.250	03/01/2034	2,450,129
1,455,000	Manhattan, IL Special Service Area Special Tax (Groebe Farm-Stonegate)[4]	6.125	03/01/2040	261,434
480,000	Markham, IL GO1	5.750	02/01/2028	449,693
1,091,000	Plano, IL Special Service Area No. 5[4]	6.000	03/01/2036	650,945
500,000	Southwestern IL Devel. Authority (Eden Retirement Center)[1]	5.850	12/01/2036	439,515
3,800,000	Southwestern IL Devel. Authority (Local Government Programming)	7.000	10/01/2022	1,899,810
1,355,000	Southwestern IL Devel. Authority (Village of Sauget)[1]	5.625	11/01/2026	1,198,972
1,853,000	Yorkville, IL United City Special Services Area Special Tax[1]	5.000	03/01/2033	1,785,291
1,634,000	Yorkville, IL United City Special Services Area Special Tax (Raintree Village II)[4]	6.250	03/01/2035	817,082
				204,892,529

Indiana—1.7%
1,700,000	Carmel, IN Redevel. District COP[1]	6.500	07/15/2035	2,007,785
465,000	Hammond, IN Local Public Improvement District[1]	5.000	02/01/2024	474,751
2,885,000	IN Finance Authority (Marian University)[1]	5.250	09/15/2025	3,074,516
4,250,000	IN Finance Authority (Marian University)[1]	6.375	09/15/2041	4,664,375
4,750,000	IN Finance Authority (Marian University)[1]	6.500	09/15/2030	5,280,195
325,000	IN Finance Authority Educational Facilities (Irvington Community)[1]	9.000	07/01/2039	316,433
7,500,000	IN Municipal Power Agency[1]	5.000	01/01/2037	8,351,100
1,000,000	Indianapolis, IN Multifamily Hsg. (Berkley Common)[1]	5.750	07/01/2030	1,019,940
3,985,000	Indianapolis, IN Multifamily Hsg. (Berkley Common)[1]	6.000	07/01/2040	4,076,535
2,025,000	Indianapolis, IN Multifamily Hsg. (Stonekey Apartments)[1]	7.000	02/01/2039	2,056,975
1,770,000	Shelbyville, IN Redevel. District Tax Increment (Central Shelbyville Economic)[1]	6.500	07/01/2022	1,847,614
				33,170,219

Iowa—0.2%
750,000	IA Finance Authority (Amity Fellowserve)	6.500	10/01/2036	750,187
400,000	IA Finance Authority (Boys & Girls Home and Family Services)[5]	5.900	12/01/2028	39,020
1,685,000	IA Finance Authority (Mercy Medical Center)[1]	5.000	08/15/2028	1,849,709
335,000	IA Finance Authority Senior Hsg. (Wedum Walnut Ridge)[1]	5.375	06/01/2025	305,393
1,000,000	Xenia, IA Rural Water District[1]	5.000	12/01/2036	1,087,370
				4,031,679

Kansas—0.1%
340,000	Hays, KS Sales Tax[1]	6.000	01/01/2025	340,367

33 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Kansas (Continued)
$2,360,000	Pittsburgh, KS Special Obligation (North Broadway Redevel.)[1]	4.900%	04/01/2024	$2,245,399
				2,585,766

Kentucky—1.5%
5,480,000	KY Municipal Power Agency[1]	5.000	09/01/2032	6,106,419
11,525,000	KY Municipal Power Agency[1]	5.000	09/01/2033	12,792,980
5,000,000	KY Municipal Power Agency[1]	5.000	09/01/2034	5,524,550
2,500,000	KY Property & Building Commission[1,2]	5.000	04/01/2037	2,737,300
2,500,000	KY Property & Building Commission[1,2]	5.000	04/01/2038	2,735,100
80,000	Owens County, KY Waterworks System (AWCC/KAWC Obligated Group)[1]	6.250	06/01/2039	86,690
15,000	Springfield, KY Educational Devel. (St. Catherine College)[4]	5.750	10/01/2035	900
				29,983,939

Louisiana—2.2%
2,000,000	Jefferson Parish, LA Hospital Service District No. 1 (West Jefferson Medical Center)[1]	5.250	01/01/2028	2,258,920
635,000	LA Citizens Property Insurance Corp.[1]	5.000	06/01/2024	740,702
950,000	LA Citizens Property Insurance Corp.[1]	5.000	06/01/2024	1,108,137
10,005,000	LA GO1	4.000	09/01/2032	10,492,244
8,280,000	LA HFA (La Chateau)[1]	6.875	09/01/2029	8,438,562
5,000,000	LA HFA (La Chateau)[1]	7.250	09/01/2039	5,112,450
795,000	LA Local Government EF&CD Authority (Baton Rouge Student Hsg.)[2]	5.250	09/01/2018	783,043
35,000	LA Local Government EF&CD Authority (Baton Rouge Student Hsg.)	5.250	09/01/2035	31,674
3,085,000	LA Local Government EF&CD Authority (Baton Rouge Student Hsg.)	5.500	09/01/2022	2,899,777
1,240,000	LA Local Government EF&CD Authority (Capital Projects and Equipment)[1]	6.550	09/01/2025	1,299,123
2,500,000	LA Public Facilities Authority (Nineteenth Judicial District Court Building)[1]	5.000	06/01/2042	2,714,300
50,000	LA Stadium & Exposition District[1]	5.000	07/01/2028	55,611
2,000,000	LA Stadium & Exposition District[1]	5.000	07/01/2032	2,196,340
4,035,000	LA State University & Agricultural & Mechanical College[1]	5.000	07/01/2040	4,448,749
				42,579,632

Maine—0.4%
2,000,000	ME H&HEFA (Maine General Medical Center)[1]	6.750	07/01/2036	2,172,160
5,000,000	ME H&HEFA (Maine General Medical Center)[1]	7.500	07/01/2032	5,676,950
				7,849,110

Maryland—0.5%
1,000,000	MD EDC Student Hsg. (Morgan State University)[1]	5.000	07/01/2034	1,048,920
4,530,000	MD EDC Student Hsg. (University of Maryland College Park)[1]	5.000	06/01/2035	5,136,295

34 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Maryland (Continued)
$50,000	MD H&HEFA (Johns Hopkins Hospital)[1]	5.375%		07/01/2020	$50,130
400,000	MD H&HEFA (Maryland Institute College of Art)[1]	5.000		06/01/2036	432,176
1,768,000	Prince Georges County, MD Special District (Victoria Falls)[1]	5.250		07/01/2035	1,775,390
2,287,212	Salisbury, MD Special Obligation (Villages at Salisbury Lake)[5]	3.787	[6]	01/01/2037	249,718
					8,692,629

Massachusetts—1.9%
260,000	MA Devel. Finance Agency (Evergreen Center)[1]	5.500		01/01/2035	260,154
750,000	MA Devel. Finance Agency (Lasell College)[1]	5.500		07/01/2026	829,290
25,000	MA Devel. Finance Agency (Lasell College)[1]	6.000		07/01/2031	27,828
461,488	MA Devel. Finance Agency (Linden Ponds)	0.655	[6]	11/15/2056	2,308
995,000	MA Devel. Finance Agency (Linden Ponds)[1]	4.680		11/15/2021	990,513
40,000	MA Devel. Finance Agency (Linden Ponds)[1]	4.680		11/15/2021	39,216
92,782	MA Devel. Finance Agency (Linden Ponds)[1]	5.500		11/15/2046	84,756
14,103	MA Devel. Finance Agency (Linden Ponds)[1]	6.250		11/15/2039	14,306
1,733,606	MA Devel. Finance Agency (Linden Ponds)[1]	6.250		11/15/2046	1,752,173
6,770,000	MA Devel. Finance Agency (Merrimack College)[1]	5.250		07/01/2042	7,057,657
40,000	MA Devel. Finance Agency (Northern Berkshire Community)	6.250		08/15/2029	28,441
2,000,000	MA Devel. Finance Agency (UMHC/UMMC/ HHH&H/HHosp Obligated Group)[1]	5.000		07/01/2036	2,150,700
20,000,000	MA GO7	5.000		12/01/2035	23,235,600
20,000	MA H&EFA (Beverly Hospital Corp.)[1]	5.250		07/01/2023	20,059
					36,493,001

Michigan—4.7%
10,000,000	Detroit, MI Building Authority[1]	5.000		10/15/2032	11,410,400
1,100,000	Detroit, MI City School District[1]	5.000		05/01/2028	1,190,519
680,000	Detroit, MI City School District[1]	5.000		05/01/2031	728,498
775,000	Detroit, MI GO1	5.000		04/01/2028	787,160
5,000	Detroit, MI Local Devel. Finance Authority[1]	5.500		05/01/2021	4,783
2,250,000	Detroit, MI Sewer Disposal System[1]	6.500		07/01/2024	2,444,535
60,000	Detroit, MI Sewer Disposal System[1]	7.500		07/01/2033	67,762
13,375,000	Detroit, MI Sewer Disposal System[1]	7.500		07/01/2033	15,355,169
2,155,000	Detroit, MI Water and Sewerage Dept.[1]	5.000		07/01/2032	2,318,694
1,000,000	Detroit, MI Water Supply System[1]	5.000		07/01/2036	1,058,340
495,000	Grand Traverse Academy, MI Public School Academy[1]	5.000		11/01/2022	496,510
7,035,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000		07/01/2023	8,103,194
1,000,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000		07/01/2025	1,144,970
895,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000		07/01/2026	1,017,051
930,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000		07/01/2027	1,051,198
2,450,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000		07/01/2032	2,689,830
1,000,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000		07/01/2033	1,093,790
2,200,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000		07/01/2034	2,375,428
1,000,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000		07/01/2034	1,089,710
3,300,000	MI Finance Authority (HFHS/HFMHCT/HFWH/WAFMH Obligated Group)[1]	5.000		11/15/2041	3,564,924

35 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Michigan (Continued)
$600,000	MI Finance Authority (Old Redford Public School Academy)[1]	5.900%		12/01/2030	$600,474
14,600,000	MI Hospital Finance Authority (Trinity Health)[7]	6.125		12/01/2023	15,912,248
1,155,000	MI Public Educational Facilities Authority (Old Redford Academy)[1]	6.000		12/01/2035	1,151,015
8,441,255	MI Strategic Fund Limited Obligation (Wolverine Human Services)[1]	5.850		08/31/2027	7,574,844
388,625	MI Strategic Fund Limited Obligation (Wolverine Human Services)[1]	7.875		08/31/2028	390,090
1,323,000,000	MI Tobacco Settlement Finance Authority	9.832	[6]	06/01/2058	5,688,900
400,000	Plymouth, MI Educational Center Charter School (Public School Academy)[1]	5.375		11/01/2030	286,352
1,325,000	Plymouth, MI Educational Center Charter School (Public School Academy)[1]	5.625		11/01/2035	902,590
500,000	Renaissance, MI Public School Academy[1]	6.000		05/01/2037	518,355
					91,017,333

Minnesota—0.2%
2,000,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission[1]	5.000		01/01/2031	2,354,000
931,000	Mound, MN Hsg. & Redevel. Authority (Metroplaines)[1,2]	5.000		02/15/2027	937,610
					3,291,610

Mississippi—0.6%
690,000	Meridian, MS Tax Increment (Meridian Crossroads)[1]	8.750		12/01/2024	752,210
10,000,000	MS Devel. Bank (Gulf Coast Community College District)[1]	5.000		12/01/2046	11,028,300
					11,780,510

Missouri—2.3%
895,000	Branson, MO IDA (Branson Hills Redevel.)[1]	5.750		05/01/2026	896,620
320,000	Branson, MO IDA (Branson Hills Redevel.)[1]	7.050		05/01/2027	320,291
990,000	Branson, MO IDA (Branson Landing)[1]	5.250		06/01/2021	963,488
5,860,000	Branson, MO IDA (Branson Shoppe Redevel.)[1]	5.950		11/01/2029	5,865,040
675,000	Broadway-Fairview, MO Transportation Devel. District (Columbia)[1]	5.875		12/01/2031	538,528
400,000	Chillicothe, MO Tax Increment (South U.S. 65)[1]	5.500		04/01/2021	324,312
400,000	Chillicothe, MO Tax Increment (South U.S. 65)[1]	5.625		04/01/2027	270,336
580,000	Columbia, MO Hsg. Authority (Stuart Parker Hsg. Devel. Group)[1]	5.000		12/15/2040	563,435
1,330,000	Columbia, MO Hsg. Authority (Stuart Parker Hsg. Devel. Group)[1]	5.125		12/15/2050	1,282,333
155,000	Hawk Ridge, MO Transportation Devel. District[1]	4.650		02/01/2017	155,000
3,840,000	Hawk Ridge, MO Transportation Devel. District[1]	5.000		02/01/2030	3,920,294
14,360,000	Hazelwood, MO Transportation Devel. District (370/ Missouri Bottom Road/Tausig Road)[1]	7.200		05/01/2033	12,205,569
295,000	Kansas City, MO IDA (Sales Tax)[1]	5.000		04/01/2046	258,010
900,000	Kansas City, MO Tax Increment (Southtown)[1]	6.000		03/01/2017	902,835

36 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Missouri (Continued)
$140,000	Lees Summit, MO IDA (Kensington Farms)[4]	5.500%		03/01/2021	$90,495
250,000	Lees Summit, MO IDA (Kensington Farms)[4]	5.750		03/01/2029	154,362
770,000	Liberty, MO Tax Increment (Liberty Triangle)[1]	5.875		10/01/2029	775,675
2,100,000	Maplewood, MO Tax (Maplewood South Redevel.)[1]	5.750		11/01/2026	2,101,764
355,000	MO Grindstone Plaza Transportation Devel. District[1]	5.500		10/01/2031	313,121
168,000	Northwoods, MO Transportation Devel. District[1,2]	5.850		02/01/2031	151,336
1,500,000	Osage Beach, MO Tax Increment (Prewitts Point)[1]	5.000		05/01/2023	1,444,785
2,500,000	Richmond Heights, MO Tax Increment & Transportation Sales Tax[1]	5.625		11/01/2025	2,502,925
1,025,000	Saint Charles County, MO IDA (Suemandy/Mid-Rivers Community Improvement District)[1]	5.000		10/01/2046	926,313
481,000	St. Louis, MO Tax Increment (1505 Missouri Avenue Redevel.)[4]	6.000		08/04/2025	265,863
846,000	St. Louis, MO Tax Increment (1601 Washington Redevel.)	6.000		08/21/2026	547,345
1,879,000	St. Louis, MO Tax Increment (1619 Washington Redevel.)	5.500		03/09/2027	1,032,661
662,000	St. Louis, MO Tax Increment (Pet Building Redevel.)	5.500		05/29/2028	434,735
545,000	St. Louis, MO Tax Increment (Printers Lofts)[4]	6.000		08/21/2026	217,853
466,000	St. Louis, MO Tax Increment (Washington East Condominiums)[4]	5.500		01/20/2028	302,923
783,000	St. Louis, MO Tax Increment (Washington East Condominiums)[1]	5.500		01/20/2028	590,852
1,080,000	St. Louis, MO Tax Increment Financing (Ludwig Lofts)[5]	6.690		04/21/2029	615,654
373,000	St. Louis, MO Tax Increment Financing, Series A	5.500		09/02/2028	223,819
3,255,000	St. Louis, MO Tax Increment, Series A	6.600		01/21/2028	2,244,095
620,000	Stone Canyon, MO Improvement District (Infrastructure)[4]	5.700		04/01/2022	188,827
320,000	Stone Canyon, MO Improvement District (Infrastructure)[4]	5.750		04/01/2027	97,450
					43,688,944

Montana—0.1%
11,710,000	Hardin, MT Tax Increment Industrial Infrastructure Devel. (Rocky Mountain Power)[5]	6.250	[3]	09/01/2031	2,338,136

Nebraska—0.5%
9,510,000	NE Central Plains Gas Energy[1]	5.250		09/01/2037	10,322,059

Nevada—0.8%
320,000	Clark County, NV Improvement District[1]	5.000		02/01/2026	304,550
255,000	Clark County, NV Improvement District[1]	5.050		02/01/2031	238,321
5,105,000	Director of the State of NV Dept. of Business & Industry (Las Vegas Monorail)[5]	6.845	[6]	01/01/2019	2,807,597
2,600,000	Henderson, NV Health Care Facility (DHlth/ BMH/CmntyHOSB/MSrH/SFMH/SNVMMH/CMF/SHSvcs Obligated Group)[1]	5.250		07/01/2031	2,648,464
100,000	Mesquite, NV Special Improvement District (Canyon Creek)[1]	5.250		08/01/2017	99,612

37 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Nevada (Continued)
$200,000	Mesquite, NV Special Improvement District (Canyon Creek)[1,2]	5.300%		08/01/2018	$197,820
1,530,000	Sparks, NV Redevel. Agency (Redevel Area No. 2)[1]	6.400		06/01/2020	1,637,743
7,420,000	Sparks, NV Redevel. Agency (Redevel Area No. 2)[1]	6.700		06/01/2028	7,971,083
					15,905,190

New Hampshire—2.7%
305,000	Manchester, NH Hsg. & Redevel. Authority, Series B	5.647	[6]	01/01/2029	154,669
3,220,000	Manchester, NH Hsg. & Redevel. Authority, Series B	5.698	[6]	01/01/2030	1,530,885
495,000	Manchester, NH Hsg. & Redevel. Authority, Series B	5.996	[6]	01/01/2023	369,151
400,000	NH Business Finance Authority (Huggins Hospital)[1]	6.875		10/01/2039	416,244
250,000	NH H&EFA (Dartmouth-Hitchcock Clinic/Mary Hitchcock Memorial Hospital Obligated Group)[1]	5.000		08/01/2035	250,562
475,000	NH H&EFA (LRG Healthcare)[1]	5.500		10/01/2034	525,725
20,860,000	NH H&EFA (LRG Healthcare)[7]	7.000		04/01/2038	23,909,523
21,530,000	NH H&EFA (LRGHealthcare)[7]	5.500		10/01/2034	23,829,180
1,500,000	NH H&EFA (Southern New Hampshire University)[1]	5.000		01/01/2027	1,648,395
					52,634,334

New Jersey—2.7%
2,000,000	Casino Reinvestment Devel. Authority of NJ1	5.000		11/01/2030	2,145,100
2,000,000	Casino Reinvestment Devel. Authority of NJ1	5.000		11/01/2032	2,122,440
3,000,000	NJ EDA[1]	5.000		06/15/2041	2,991,450
2,100,000	NJ Health Care Facilities Financing Authority (University Hospital)[1]	5.000		07/01/2029	2,339,232
500,000	NJ Transportation Trust Fund Authority[1]	5.000		06/15/2029	513,125
500,000	NJ Transportation Trust Fund Authority[1]	5.000		06/15/2030	512,240
6,000,000	NJ Transportation Trust Fund Authority[1]	5.000		06/15/2030	6,326,040
3,820,000	NJ Transportation Trust Fund Authority[1]	5.000		06/15/2031	3,910,954
5,015,000	NJ Transportation Trust Fund Authority[1]	5.000		06/15/2032	5,079,844
2,200,000	NJ Transportation Trust Fund Authority[1]	5.000		12/15/2032	2,269,982
5,975,000	NJ Transportation Trust Fund Authority[1]	5.500		12/15/2021	6,703,890
4,555,000	NJ Transportation Trust Fund Authority[1]	6.000		06/15/2035	4,936,072
5,000,000	NJ Turnpike Authority[1]	5.000		01/01/2033	5,628,600
7,000,000	NJ Turnpike Authority[1]	5.000		01/01/2034	7,848,820
					53,327,789

New Mexico—0.1%
230,000	Boulders, NM Pubic Improvement District[1]	5.750		10/01/2044	224,018
240,000	Montecito Estates, NM Public Improvement District[1]	7.000		10/01/2037	249,777
1,925,000	NM Trails Public Improvement District	7.750		10/01/2038	1,849,386
					2,323,181

New York—6.5%
2,000,000	Brooklyn, NY Local Devel. Corp. (Brooklyn Events Center)[1]	5.000		07/15/2028	2,293,520
65,000	NY Counties Tobacco Trust II (TASC)[1]	5.750		06/01/2043	65,211
285,000	NY Counties Tobacco Trust VI1	5.750		06/01/2043	312,534
7,050,000	NY MTA Hudson Rail Yards[1]	5.000		11/15/2046	7,528,131

38 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$5,300,000	NY MTA Hudson Rail Yards[1]	5.000%		11/15/2051	$5,678,738
13,150,000	NY MTA Hudson Rail Yards[1]	5.000		11/15/2056	14,109,030
10,500,000	NY MTA, Series C-1[1]	5.000		11/15/2035	11,834,655
3,000,000	NY MTA, Series E1	5.000		11/15/2030	3,465,630
10,000,000	NYC Municipal Water Finance Authority[1]	5.000		06/15/2039	11,367,600
8,720,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000		08/01/2031	10,090,784
11,825,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000		08/01/2032	13,599,814
2,650,000	NYS DA (New York State Dormitory Authority)[1]	5.000		07/01/2028	3,112,637
10,000,000	NYS DA (Sales Tax)[1]	5.000		03/15/2033	11,616,400
5,000,000	NYS DA (Sales Tax)[1]	5.000		03/15/2035	5,785,000
8,180,000	NYS DA (St. Mary’s Hospital for Children)[1]	7.875		11/15/2041	8,862,294
10,000,000	Port Authority NY/NJ, 198th Series[1]	5.250		11/15/2056	11,464,900
5,255,000	Westchester County, NY Healthcare Corp., Series A1	5.000		11/01/2030	5,701,044
					126,887,922

North Carolina—0.0%
20,000	NC Medical Care Commission (AHACHC)[1]	5.800		10/01/2034	20,044

Ohio—5.4%
3,440,000	Bowling Green, OH Student Hsg. (CFP I-Bowling Green State University)[1]	5.750		06/01/2031	3,643,786
2,250,000	Bowling Green, OH Student Hsg. (CFP I-Bowling Green State University)[1]	6.000		06/01/2045	2,382,660
11,460,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.125		06/01/2024	10,436,393
2,555,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.375		06/01/2024	2,377,632
8,820,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.750		06/01/2034	8,044,105
10,360,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.875		06/01/2030	9,469,765
5,380,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	6.000		06/01/2042	4,974,187
770,100,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.247	[6]	06/01/2047	35,131,962
743,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.498	[6]	06/01/2052	7,103,080
2,165,000	Centerville, OH Health Care (Bethany Lutheran Village)[1]	6.000		11/01/2038	2,175,608
3,445,000	Cleveland-Cuyahoga County, OH Port Authority[1]	6.000		11/15/2035	3,885,305
10,000	Cuyahoga County, OH Hospital (Metro Health System)	5.500		02/15/2027	10,037
1,000,000	Greene County, OH University Hsg. (Central State University)[1]	5.500		09/01/2027	999,960
780,000	Greene County, OH University Hsg. (Central State University)[1]	5.625		09/01/2032	773,971
695,000	Jeffrey Place, OH New Community Authority (Jeffrey Place Redevel.)[1]	5.000		12/01/2022	671,676
1,870,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.300		02/15/2024	1,813,189

39 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Ohio (Continued)
$5,860,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.400%		02/15/2034	$5,564,773
4,065,000	Portage County, OH Port Authority (Northeast Ohio Medical University)[1]	5.000		12/01/2037	4,367,314
510,000	Ross County, OH Hospital (Adena Health System)[1]	5.750		12/01/2028	544,649
350,408	Toledo-Lucas County, OH Port Authority (Town Square at Levis Commons)[1]	5.400		11/01/2036	347,769
126,327	Toledo-Lucas County, OH Port Authority (Town Square at Levis Commons)[4]	5.400		11/01/2036	1
					104,717,822

Oklahoma—0.6%
12,535,000	Grady County, OK Criminal Justice Authority[1]	7.000		11/01/2041	11,609,290

Oregon—0.2%
2,250,000	Forest Grove, OR Revenue (Pacific University)[1]	5.000		05/01/2036	2,413,192
310,000	OR Facilities Authority (Concordia University)[1]	6.125		09/01/2030	324,009
500,000	OR Facilities Authority (Concordia University)[1]	6.375		09/01/2040	524,320
					3,261,521

Pennsylvania—4.7%
5,000,000	Bethlehem, PA Area School District[1]	5.000		08/01/2033	5,578,450
1,425,000	Delaware County, PA Authority (Neumann University)[1]	5.000		10/01/2031	1,539,812
2,305,000	Delaware County, PA Authority (Neumann University)[1]	5.000		10/01/2035	2,450,584
1,000,000	East Hempfield Township, PA IDA (Millersville University Student Services)[1]	5.000		07/01/2047	1,030,060
195,000	Luzerne County, PA IDA[1]	7.500		12/15/2019	199,998
500,000	Luzerne County, PA IDA[1]	7.750		12/15/2027	521,595
10,010,000	PA Commonwealth Financing Authority[1]	5.000		06/01/2035	10,882,972
10,000,000	PA GO1	5.000		06/01/2027	11,275,400
10,000,000	PA GO1	5.000		10/15/2031	11,232,100
2,000,000	PA HEFA (Shippensburg University)[1]	6.250		10/01/2043	2,199,920
2,605,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000		04/01/2025	2,793,524
3,000,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000		04/01/2030	3,171,630
5,000,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000		04/01/2031	5,268,000
5,000,000	PA State Public School Building Authority (Philadelphia School District)[1]	5.000		06/01/2032	5,443,250
5,000,000	PA State Public School Building Authority (Philadelphia School District)[1]	5.000		06/01/2033	5,422,000
1,500,000	PA Turnpike Commission[1]	0.000	[3]	12/01/2038	1,767,390
5,000,000	PA Turnpike Commission[1]	5.000		06/01/2030	5,586,250
7,000,000	PA Turnpike Commission[1]	5.000		12/01/2040	7,713,300
685,000	Philadelphia, PA Authority for Industrial Devel. (Architecture & Design Charter School)[1]	6.125		03/15/2043	716,414
635,000	Philadelphia, PA H&HEFA (Centralized Comprehensive Human Services)[1]	7.250		01/01/2021	619,646

40 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Pennsylvania (Continued)
$5,000	Philadelphia, PA School District[1]	6.000%		09/01/2038	$5,385
55,000	Philadelphia, PA School District[1]	6.000		09/01/2038	59,235
1,700,000	Philadelphia, PA School District[1]	6.000		09/01/2038	1,830,917
5,000	Philadelphia, PA School District[1]	6.000		09/01/2038	5,385
4,000,000	Pottsville, PA Hospital Authority (Lehigh Valley Health Network)[1]	5.000		07/01/2041	4,331,480
					91,644,697

Rhode Island—0.2%
4,915,000	Central Falls, RI Detention Facility[5]	7.250		07/15/2035	1,217,740
40,000	Providence, RI HDC (Barbara Jordan Apartments)[1]	6.750		07/01/2025	40,118
725,000	RI Health & Educational Building Corp. (EPBH/RIH/ TMH Obligated Group)[1]	7.000		05/15/2039	816,401
20,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)[1]	6.500		04/01/2027	20,225
18,045,000	RI Tobacco Settlement Financing Corp. (TASC)	6.121	[6]	06/01/2052	867,964
					2,962,448

South Carolina—1.1%
4,725,000	Richland County, SC Assessment Revenue (Village at Sandhill Improvement District)	6.200		11/01/2036	4,715,550
591,135	SC Connector 2000 Assoc. Toll Road, Series B	2.744	[6]	01/01/2020	456,735
6,471,347	SC Connector 2000 Assoc. Toll Road, Series B	3.153	[6]	01/01/2021	4,630,455
11,240,000	SC Connector 2000 Assoc. Toll Road, Series B	3.744	[6]	01/01/2026	5,615,954
2,500,000	SC Jobs-EDA (Coastal Hsg. Foundation)[1]	6.250		04/01/2035	2,875,075
2,000,000	SC Jobs-EDA (Coastal Hsg. Foundation)[1]	6.500		04/01/2042	2,315,500
					20,609,269

South Dakota—0.1%
1,500,000	SD Educational Enhancement Funding Corp. Tobacco Settlement[1]	5.000		06/01/2027	1,648,290

Tennessee—0.4%
125,000	Johnson City, TN H&EFB (Johnson City Medical Center)[1]	5.250		07/01/2028	130,530
500,000	Metropolitan Government Nashville & Davidson Counties, TN H&EFB (Belmont University)[1]	5.000		11/01/2027	544,710
5,665,000	TN Energy Acquisition Gas Corp.[1]	5.000		02/01/2027	6,489,994
					7,165,234

Texas—5.1%
2,375,000	Central TX Regional Mobility Authority[1]	5.000		01/01/2040	2,568,230
60,000	Collin County, TX HFC (Community College District Foundation)[1]	5.250		06/01/2031	55,960
1,100,000	Dallas County, TX Flood Control District[1]	5.000		04/01/2032	1,108,140
7,050,000	Donna, TX GO1,2	6.250		02/15/2037	7,419,350
4,580,000	Escondido, TX Public Improvement District (Horseshoe Bay)[1]	7.250		10/01/2033	4,434,264
16,000,000	Houston, TX Airport System, Series A7	5.500		07/01/2039	16,880,960

41 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Texas (Continued)
$140,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)[1]	6.500%	05/15/2031	$160,203
160,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)[1]	6.500	05/15/2031	192,517
250,000	Houston, TX Higher Education Finance Corp. (Ninos)[1]	6.000	08/15/2036	263,558
250,000	Houston, TX Higher Education Finance Corp. (Ninos)[1]	6.000	08/15/2041	262,888
30,000	Huntsville, TX GO COP[1]	5.000	08/15/2032	30,090
7,465,000	Irving, TX Hotel Occupancy[1]	5.500	08/15/2038	7,807,942
150,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (Cardinal Bay-Village on the Park Carriage Inn)[1]	5.000	07/01/2031	165,759
750,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (Cardinal Bay-Village on the Park Carriage Inn)[1]	5.000	07/01/2046	801,660
750,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (Cardinal Bay-Village on the Park Carriage Inn)[1]	5.000	07/01/2051	798,495
355,000	New Hope, TX Cultural Educational Facilities Finance Corp. Student Hsg. (A&M University-Collegiate Hsg. Corpus Christi II)[1]	5.000	04/01/2036	371,518
555,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)[1]	5.875	04/01/2036	620,706
780,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)[1]	6.000	04/01/2045	875,846
10,000,000	Pearland, TX Independent School District[1]	5.250	02/15/2032	11,909,200
3,695,000	Sabine River Authority, TX Pollution Control (TXU Electric Company)[4,8]	6.150	08/01/2022	—
4,315,000	Spring, TX Independent School District[1]	5.000	08/15/2029	5,061,970
5,000,000	Spring, TX Independent School District[1]	5.000	08/15/2031	5,801,400
10,775,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Baylor Health Care System)[7]	6.250	11/15/2029	11,758,641
4,570,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Baylor Health Care System)[7]	6.250	11/15/2029	4,987,191
6,146,000	Trophy Club, TX Public Improvement (Highlands Trophy Club)[1]	7.750	10/01/2037	6,419,128
110,000	TX Dormitory Finance Authority (Temple Junior College Foundation)	5.750	09/01/2027	103,510
485,000	TX Dormitory Finance Authority (Temple Junior College Foundation)	6.000	09/01/2033	444,478
4,500,000	TX Municipal Gas Acquisition & Supply Corp.[1]	6.250	12/15/2026	5,318,865
1,700,000	TX Public Finance Authority Charter School Finance Corp. (Cosmos Foundation)[1]	6.000	02/15/2030	1,923,720
370,000	TX Public Finance Authority Charter School Finance Corp. (Ed-Burnham Wood)[1]	6.250	09/01/2036	375,816

42 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Texas (Continued)
$1,085,000	TX Public Finance Authority Charter School Finance Corp. (New Frontiers School)[1]	5.800%		08/15/2040	$1,118,212
					100,040,217

Utah—0.0%
275,000	Utah County, UT Charter School (Renaissance Academy)[1]	5.625		07/15/2037	275,033

Vermont—0.0%
350,000	Burlington, VT GO1	5.000		11/01/2027	387,902
445,000	Burlington, VT GO1	5.000		11/01/2032	484,547
					872,449

Virginia—1.6%
1,750,000	Buena Vista, VA Public Recreational Facilities Authority (Golf Course)	5.250		07/15/2025	1,659,227
406,000	Celebrate, VA North CDA Special Assessment[5]	6.750		03/01/2034	262,065
3,131,000	Celebrate, VA South CDA Special Assessment[4]	6.250		03/01/2037	1,565,312
8,000,000	Chesapeake Bay, VA Bridge & Tunnel District[1]	5.000		07/01/2041	8,880,800
3,000,000	Chesapeake Bay, VA Bridge & Tunnel District[1]	5.000		07/01/2046	3,238,260
371,000	Farms New Kent, VA Community Devel. Authority Special Assessment[5]	5.125		03/01/2036	92,698
3,000,000	Farms New Kent, VA Community Devel. Authority Special Assessment[4]	5.450		03/01/2036	749,580
750,000	Farms New Kent, VA Community Devel. Authority Special Assessment[5]	5.800		03/01/2036	187,395
900,000	New Port, VA CDA[4]	5.600		09/01/2036	449,559
3,240,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation[1]	6.450		09/01/2037	3,259,829
2,495,000	Stafford County & Staunton, VA IDA (Virginia Municipal League/Mt. Rogers)[1]	6.500		08/01/2038	2,530,105
950,000	VA College Building Authority (Regent University)[1]	5.000		06/01/2026	950,000
2,000,000	VA College Building Authority (Regent University)[1]	5.000		06/01/2029	1,937,240
585,000	VA College Building Authority Educational Facilities (Regent University)[1]	5.000		06/01/2036	544,477
35,170,000	VA Tobacco Settlement Financing Corp.	4.783	[6]	06/01/2047	1,241,501
162,770,000	VA Tobacco Settlement Financing Corp.	4.867	[6]	06/01/2047	3,160,993
					30,709,041

Washington—3.0%
75,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)[1]	5.600		03/01/2028	74,995
2,625,642	Tacoma, WA Consolidated Local Improvements District No. 65	5.750		04/01/2043	2,600,987
3,920,000	Vancouver, WA Hsg. Authority (Springbrook Village Apartments)[1]	5.000		03/01/2025	4,223,134
80,000	Vancouver, WA Hsg. Authority (Springbrook Village Apartments)[1]	5.000		03/01/2025	88,542

43 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Washington (Continued)
$33,785,000	WA Health Care Facilities Authority (Catholic Health Initiatives)[1]	6.375%		10/01/2036	$35,993,525
15,000,000	WA Health Care Facilities Authority (PH&S / PEMC / PH&SO / PHSSC / LCMAS / SJHC / PSMMC / SPH&HSC / PHlthC / PH&SW Obligated Group)[1]	5.250		10/01/2033	15,933,600
					58,914,783

West Virginia—0.2%
1,960,000	Brooke County, WV (Bethany College)[1]	6.500		10/01/2031	2,049,964
1,885,000	Brooke County, WV (Bethany College)[1]	6.750		10/01/2037	1,979,043
					4,029,007

Wisconsin—1.7%
1,475,000	WI Center District, Series A1	5.000		12/15/2029	1,608,030
5,000,000	WI GO1	6.000		05/01/2036	5,533,500
615,000	WI H&EFA (Beloit College)[1]	5.000		07/01/2036	649,735
1,230,000	WI H&EFA (Beloit College)[1]	6.125		06/01/2035	1,416,566
750,000	WI H&EFA (Beloit College)[1]	6.125		06/01/2039	863,760
1,240,000	WI H&EFA (Richland Hospital)[1]	5.375		06/01/2028	1,240,942
17,260,000	WI H&EFA (SSM Health Care Corp.)[1]	5.250		06/01/2034	18,619,052
165,000	WI Public Finance Authority (Las Ventanas Retirement Community)	0.181	[6]	10/01/2042	70,774
465,000	WI Public Finance Authority (Las Ventanas Retirement Community)[1]	7.000		10/01/2042	449,590
200,000	WI Public Finance Authority (Las Ventanas Retirement Community)	36.060	[6]	10/01/2042	3,860
650,000	WI Public Finance Authority (Thomas Jefferson Classical Academy)[1]	7.125		07/01/2042	691,308
480,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)[1]	5.750		07/15/2032	510,159
350,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)[1]	6.000		07/15/2042	372,246
					32,029,522

U.S. Possessions—12.1%
7,315,000	Puerto Rico Aqueduct & Sewer Authority	5.000		07/01/2033	5,588,294
1,885,000	Puerto Rico Aqueduct & Sewer Authority	5.250		07/01/2029	1,463,137
5,400,000	Puerto Rico Aqueduct & Sewer Authority	5.750		07/01/2037	4,178,952
1,925,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2047	1,497,111
2,710,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	2,709,756
11,830,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	11,828,817
4,515,000	Puerto Rico Commonwealth GO4	5.000		07/01/2020	2,961,072
2,610,000	Puerto Rico Commonwealth GO4	5.000		07/01/2023	1,686,713
3,000,000	Puerto Rico Commonwealth GO4	5.125		07/01/2028	1,930,950
3,000,000	Puerto Rico Commonwealth GO4	5.250		07/01/2023	1,964,700
4,020,000	Puerto Rico Commonwealth GO4	5.250		07/01/2030	2,592,498
1,250,000	Puerto Rico Commonwealth GO4	5.375		07/01/2030	806,125
500,000	Puerto Rico Commonwealth GO13	5.500		07/01/2021	530,280
1,500,000	Puerto Rico Commonwealth GO4	5.500		07/01/2026	972,030

44 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$4,210,000	Puerto Rico Commonwealth GO4	5.500%		07/01/2039	$2,794,387
4,000,000	Puerto Rico Commonwealth GO4	5.625		07/01/2033	2,615,000
5,000,000	Puerto Rico Commonwealth GO4	5.750		07/01/2028	3,300,000
9,000,000	Puerto Rico Commonwealth GO4	5.750		07/01/2036	5,805,000
1,365,000	Puerto Rico Commonwealth GO1,13	6.000		07/01/2027	1,410,755
2,000,000	Puerto Rico Commonwealth GO4	6.000		07/01/2039	1,325,000
3,000,000	Puerto Rico Commonwealth GO4	6.000		07/01/2040	1,942,200
5,000,000	Puerto Rico Commonwealth GO4	6.500		07/01/2037	3,312,500
954,075	Puerto Rico Electric Power Authority	10.000		07/01/2019	753,405
954,075	Puerto Rico Electric Power Authority	10.000		07/01/2019	753,405
772,297	Puerto Rico Electric Power Authority	10.000		01/01/2021	595,659
772,296	Puerto Rico Electric Power Authority	10.000		07/01/2021	595,658
257,432	Puerto Rico Electric Power Authority	10.000		01/01/2022	197,859
257,432	Puerto Rico Electric Power Authority	10.000		07/01/2022	197,859
20,460,000	Puerto Rico Electric Power Authority, Series A9	5.000		07/01/2029	13,311,481
5,000,000	Puerto Rico Electric Power Authority, Series A9	6.750		07/01/2036	3,248,150
2,830,000	Puerto Rico Electric Power Authority, Series AAA[9]	5.250		07/01/2028	1,841,764
1,850,000	Puerto Rico Electric Power Authority, Series CCC[9]	5.000		07/01/2022	1,208,698
2,500,000	Puerto Rico Electric Power Authority, Series CCC[9]	5.000		07/01/2028	1,626,950
3,000,000	Puerto Rico Electric Power Authority, Series CCC[9]	5.250		07/01/2027	1,952,970
260,000	Puerto Rico Electric Power Authority, Series RR13	5.000		07/01/2024	263,021
4,000,000	Puerto Rico Electric Power Authority, Series SS13	5.000		07/01/2025	4,046,480
3,000,000	Puerto Rico Electric Power Authority, Series TT9	5.000		07/01/2026	1,953,120
4,500,000	Puerto Rico Electric Power Authority, Series TT9	5.000		07/01/2032	2,925,405
5,000,000	Puerto Rico Electric Power Authority, Series TT9	5.000		07/01/2037	3,248,200
1,690,000	Puerto Rico Electric Power Authority, Series VV13	5.250		07/01/2025	1,794,949
1,500,000	Puerto Rico Electric Power Authority, Series VV9	5.500		07/01/2020	988,920
2,000,000	Puerto Rico Electric Power Authority, Series WW9	5.000		07/01/2028	1,301,560
1,985,000	Puerto Rico Electric Power Authority, Series WW9	5.250		07/01/2025	1,292,533
2,750,000	Puerto Rico Electric Power Authority, Series WW9	5.375		07/01/2023	1,792,615
5,000,000	Puerto Rico Electric Power Authority, Series WW9	5.500		07/01/2020	3,296,400
5,000,000	Puerto Rico Electric Power Authority, Series WW9	5.500		07/01/2021	3,277,950
3,050,000	Puerto Rico Electric Power Authority, Series WW9	5.500		07/01/2038	1,981,036
1,670,000	Puerto Rico Electric Power Authority, Series XX9	5.250		07/01/2040	1,084,531
410,000	Puerto Rico Electric Power Authority, Series ZZ9	5.250		07/01/2022	267,853
7,300,000	Puerto Rico Electric Power Authority, Series ZZ9	5.250		07/01/2024	4,756,023
40,000	Puerto Rico Highway & Transportation Authority[4,14]	5.000		07/01/2022	24,200
3,500,000	Puerto Rico Highway & Transportation Authority, Series M4	5.000		07/01/2046	988,750
65,000	Puerto Rico Infrastructure[4]	5.000		07/01/2041	11,050
850,000	Puerto Rico Infrastructure[5,14]	5.500		07/01/2024	510,000
8,000,000	Puerto Rico Infrastructure[4,14]	7.072	[6]	07/01/2030	1,457,920
750,000	Puerto Rico Infrastructure Financing Authority[5,14]	5.500		07/01/2028	450,000
8,695,000	Puerto Rico Infrastructure Financing Authority[4,14]	6.065	[6]	07/01/2031	1,501,713
2,810,000	Puerto Rico ITEMECF (Guaynabo Municipal Government Center)[1]	5.625		07/01/2022	2,171,765
1,230,000	Puerto Rico ITEMECF (Polytechnic University)[1,13]	5.000		08/01/2032	1,138,574
190,000	Puerto Rico ITEMECF (University of the Sacred Heart)[1]	5.000		10/01/2022	148,926

45 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$3,300,000	Puerto Rico Public Buildings Authority[5]	5.000%		07/01/2032	$1,922,250
240,000	Puerto Rico Public Buildings Authority[5]	5.250		07/01/2042	139,800
4,940,000	Puerto Rico Public Buildings Authority[4]	5.375		07/01/2033	2,877,550
10,000,000	Puerto Rico Public Buildings Authority[1,13]	6.000		07/01/2028	10,317,000
2,000,000	Puerto Rico Public Buildings Authority[4]	6.000		07/01/2041	1,165,000
8,575,000	Puerto Rico Public Buildings Authority[5]	6.250		07/01/2026	4,994,938
1,000,000	Puerto Rico Public Buildings Authority[4]	6.250		07/01/2031	582,500
5,615,000	Puerto Rico Public Finance Corp., Series B4	5.500		08/01/2031	463,238
6,380,000	Puerto Rico Sales Tax Financing Corp.	8.542	[6]	08/01/2023	2,029,861
270,000	Puerto Rico Sales Tax Financing Corp., Series A	5.000		08/01/2043	128,925
4,365,000	Puerto Rico Sales Tax Financing Corp., Series A	5.375		08/01/2039	2,084,288
17,650,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500		08/01/2037	8,427,875
20,215,000	Puerto Rico Sales Tax Financing Corp., Series A	5.750		08/01/2037	9,905,350
29,670,000	Puerto Rico Sales Tax Financing Corp., Series A13	6.108	[6]	08/01/2044	6,125,668
15,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.375		08/01/2039	7,725,000
7,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500		08/01/2044	3,613,750
50,000,000	Puerto Rico Sales Tax Financing Corp., Series A	7.276	[6]	08/01/2034	5,608,000
18,875,000	Puerto Rico Sales Tax Financing Corp., Series A	9.407	[6]	08/01/2036	1,966,775
29,160,000	Puerto Rico Sales Tax Financing Corp., Series C	5.000		08/01/2040	19,900,534
7,450,000	Puerto Rico Sales Tax Financing Corp., Series C	5.250		08/01/2041	3,557,375
2,205,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000		08/01/2042	1,127,306
3,685,000	Puerto Rico Sales Tax Financing Corp., Series C	6.750	[3]	08/01/2032	1,916,200
32,560,000	Puerto Rico Sales Tax Financing Corp., Series C	8.015	[6]	08/01/2038	3,059,663
1,080,000	V.I. Public Finance Authority, Series A1	5.000		10/01/2032	1,128,092
2,500,000	V.I. Public Finance Authority, Series C1	5.000		10/01/2039	1,734,900
					234,674,467
Total Municipal Bonds and Notes (Cost $2,398,234,853)					2,071,618,014

Corporate Bonds and Notes—0.0%
68,697	Las Vegas Monorail Co., Sr. Sec. Nts.[10,15]	5.500		07/15/2019	1,001
18,270	Las Vegas Monorail Co., Sub. Nts.[10,15]	5.500	[11]	07/15/2055	1,210
Total Corporate Bonds and Notes (Cost $138)					2,211

Shares
Common Stock—0.0%
1,080	WCI Communities, Inc.[10,12] (Cost $17,334)				25,272

Total Investments, at Value (Cost $2,398,252,325)—106.6%					2,071,645,497
Net Other Assets (Liabilities)—(6.6)					(127,826,553)
Net Assets—100.0%					$1,943,818,944

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

46 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Footnotes to Statement of Investments (Continued)

3. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

4. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

5. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

6. Zero coupon bond reflects effective yield on the original acquisition date.

7. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

8. Security received as the result of issuer reorganization.

9. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

10. Received as a result of a corporate action.

11. Represents the current interest rate for a variable or increasing rate security.

12. Non-income producing security.

13. Scheduled principal and interest payments are guaranteed by ACA Financial Guaranty Corporation or National Public Finance Guaranty.

14. Scheduled principal and interest payments are guaranteed by Financial Guaranty Insurance Corporation.

15. Interest or dividend is paid-in-kind, when applicable.

To simplify the listings of securities, abbreviations are used per the table below:

AHACHC	ARC/HDS Alamance Country Housing Corp.
ARC	Assoc. of Retarded Citizens
AWCC	American Water Capital Corp.
BH&HCG	Bristol Hospital & Health Care Group
BHDF	Bristol Hospital Development Foundation
BHlthC	Bristol Health Care
BHosp	Bristol Hospital
BMH	Bakersfield Memorial Hospital
CDA	Communities Devel. Authority
CMF	CHCW Medical Foundation
CmntyHOSB	Community Hospital of San Bernardino
COP	Certificates of Participation
DA	Dormitory Authority
DHlth	Dignity Health
EDA	Economic Devel. Authority
EDC	Economic Devel. Corp.
EF&CD	Environmental Facilities and Community Devel.
ELGSF	Evangelical Lutheran Good Samaritan Foundation
ELGSS	Evangelical Lutheran Good Samaritan Society
EMC	Eden Medical Center
EPBH	Emma Pendleton Bradley Hospital
GO	General Obligation
H&EFA	Health and Educational Facilities Authority
H&EFB	Health and Educational Facilities Board
H&HEFA	Hospitals and Higher Education Facilities Authority
HDC	Housing Devel. Corp.
HDS	Housing Devel. Services

47 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

HEFA	Higher Education Facilities Authority
HEFFA	Higher Educational Facilities Finance Authority
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
HFHS	Henry Ford Health System
HFMHCT	Henry Ford Macomb Hospital Corp.-Clinton Township
HFWH	Henry Ford Wyandotte Hospital
HHEMS	Houston Healthcare EMS
HHH&H	Healthalliance Home Health and Hospital
HHP	Houston Healthcare Properties
HHSys	Houston Healthcare System
HoustonH	Houston Hospitals
HPCP	Houston Primary Care Physicians
HPS	Houston Physician Specialists
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
KAWC	Kentucky American Water Company
LCMAS	Little Company of Mary Ancillary Services Corp.
MSrH	Mercy Senior Housing
M-S-R	Modesto Irrigation District of the City of Santa Clara and the City of Redding
MTA	Metropolitan Transportation Authority
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
PAS	Presence Ambulatory Services
PBH	Presence Behavioral Health
PC&SHN	Presence Central & Suburban Hospitals Network
PCHN	Presence Chicago Hospitals Network
PCTC	Presence Care Transformation Corp.
PEMC	Providence Everett MEdical Center
PH&S	Providence Health & Services
PH&SO	Providence Health & Services-Oregon
PH&SW	Providence Health & Services-Washington
PHCr	Presence Home Care
PHFBT	Presence Health Food Foundation Board of Trustees
PHlth	Presence Health
PHlthC	Providence Health Care
PHN	Presence Health Network
PHP	Presence PRV Health
PHSSC	Providence Health System-Southern CA
PLC	Presence Life Connections
PPH	Presence PRV Health
PRC	Presence RHC Corporation
PRMC	Presence Resurrection Medical Center
PSFH	Presence Saint Francis Hospital
PSJHC	Presence Saint Francis Hospital-Chicago
PSM&EMC	Presence Saints Mary and Elizabeth Medical Center
PSMMC	Providence St. Mary Medical Center
PSSC	Presence Senior Services - Chicagoland
RIH	Rhode Island Hospital

48 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

ROLs	Reset Option Longs
SFMH	St. Francis Memorial Hospital
SHSvcs	Sequoia Health Services
SJHC	St. Joseph Hospital Corp.
SJHCN	St. Joseph Home Care Network
SJHE	St. Joseph Hospital of Eureka
SJHO	St. Joseph Hospital of Orange
SJHS	St. Joseph Health System
SNVMMH	Sierra Nevada Memorial-Miners Hospital
SPH&HSC	St. Patrick Hospital and Health Science Center
TASC	Tobacco Settlement Asset-Backed Bonds
TMH	The Miriam Hospital
UMHC	UMass Memorial Health Care
UMMC	UMass Memorial Medical Center
V.I.	United States Virgin Islands
WAFMH	W A Foote Memorial Hospital

See accompanying Notes to Financial Statements.

49 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES January 31, 2017 Unaudited

Assets
Investments, at value (cost $2,398,252,325)—see accompanying statement of investments	$2,071,645,497
Cash	270,907
Receivables and other assets:
Interest	27,018,094
Investments sold (including $2,399,372 sold on a when-issued or delayed delivery basis)	16,006,782
Shares of beneficial interest sold	2,064,326
Other	357,673

Total assets	2,117,363,279

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	123,640,000
Payable for borrowings (See Note 9)	33,600,000
Shares of beneficial interest redeemed	7,986,343
Investments purchased on a when-issued or delayed delivery basis	5,463,575
Dividends	2,061,945
Distribution and service plan fees	338,250
Trustees’ compensation	243,675
Interest expense on borrowings	29,305
Shareholder communications	2,686
Other	178,556

Total liabilities	173,544,335

Net Assets	$1,943,818,944

Composition of Net Assets
Par value of shares of beneficial interest	$289,601
Additional paid-in capital	2,632,262,362
Accumulated net investment income	16,778,617
Accumulated net realized loss on investments	(378,904,808)
Net unrealized depreciation on investments	(326,606,828)

Net Assets	$1,943,818,944

50 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,199,043,891 and 178,262,528 shares of beneficial interest outstanding)	$6.73
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$7.07

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,680,578 and 551,186 shares of beneficial interest outstanding)	$6.68

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $389,165,418 and 58,309,371 shares of beneficial interest outstanding)	$6.67

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $351,929,057 and 52,477,722 shares of beneficial interest outstanding)	$6.71

See accompanying Notes to Financial Statements.

51 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF

OPERATIONS For the Six Months Ended January 31, 2017 Unaudited

Investment Income
Interest	$60,517,193
Expenses
Management fees	4,342,356
Distribution and service plan fees:
Class A	1,533,082
Class B	23,746
Class C	2,059,927
Transfer and shareholder servicing agent fees:
Class A	637,409
Class B	2,375
Class C	206,010
Class Y	196,836
Shareholder communications:
Class A	10,800
Class B	113
Class C	4,136
Class Y	5,184
Interest expense and fees on short-term floating rate notes issued (See Note 4)	1,018,232
Borrowing fees	971,682
Legal, auditing and other professional fees	698,989
Interest expense on borrowings	112,831
Trustees’ compensation	16,835
Custodian fees and expenses	11,901
Other	15,335

Total expenses	11,867,779
Net Investment Income	48,649,414

Realized and Unrealized Gain (Loss)
Net realized gain on investments	14,203,049
Net change in unrealized appreciation/depreciation	(127,890,497)
Net Decrease in Net Assets Resulting from Operations	$(65,038,034)

See accompanying Notes to Financial Statements.

52 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016
Operations
Net investment income	$48,649,414	$108,370,249
Net realized gain	14,203,049	15,142,862
Net change in unrealized appreciation/depreciation	(127,890,497)	103,926,852

Net increase (decrease) in net assets resulting from operations	(65,038,034)	227,439,963

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(33,497,653)	(75,545,489)
Class B	(107,023)	(447,103)
Class C	(9,368,031)	(20,772,974)
Class Y	(10,857,925)	(24,149,298)

	(53,830,632)	(120,914,864)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(54,019,733)	21,341,326
Class B	(2,127,593)	(6,519,801)
Class C	(14,301,592)	33,388,028
Class Y	(64,310,228)	143,547,549

	(134,759,146)	191,757,102

Net Assets
Total increase (decrease)	(253,627,812)	298,282,201
Beginning of period	2,197,446,756	1,899,164,555

End of period (including accumulated net investment income of $16,778,617 and $21,959,835, respectively)	$1,943,818,944	$2,197,446,756

See accompanying Notes to Financial Statements.

53 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF

CASH FLOWS For the Six Months Ended January 31, 2017 Unaudited

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(65,038,034)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(227,275,906)
Proceeds from disposition of investment securities	342,163,467
Short-term investment securities, net	3,756,893
Premium amortization	7,495,221
Discount accretion	(15,297,228)
Net realized gain on investments	(14,203,049)
Net change in unrealized appreciation/depreciation on investments	127,890,497
Change in assets:
Decrease in other assets	311,987
Decrease in interest receivable	497,253
Increase in receivable for securities sold	(11,420,803)
Change in liabilities:
Increase in other liabilities	10,672
Decrease in payable for securities purchased	(8,068,765)

Net cash provided by operating activities	140,822,205

Cash Flows from Financing Activities
Proceeds from borrowings	331,400,000
Payments on borrowings	(308,800,000)
Payments on short-term floating rate notes issued	9,990,000
Proceeds from shares sold	280,307,552
Payments on shares redeemed	(443,596,580)
Cash distributions paid	(10,478,118)

Net cash used in financing activities	(141,177,146)
Net decrease in cash	(354,941)
Cash, beginning balance	625,848

Cash, ending balance	$270,907

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $42,965,220.

Cash paid for interest on borrowings—$85,529.

Cash paid for interest on short-term floating rate notes issued—$1,018,232.

See accompanying Notes to Financial Statements.

54 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$7.12	$6.76	$6.84	$6.65	$7.19	$6.27

Income (loss) from investment operations:
Net investment income[1]	0.17	0.37	0.42	0.43	0.40	0.43
Net realized and unrealized gain (loss)	(0.38)	0.40	(0.08)	0.16	(0.55)	0.90

Total from investment operations	(0.21)	0.77	0.34	0.59	(0.15)	1.33

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.41)	(0.42)	(0.40)	(0.39)	(0.41)

Net asset value, end of period	$6.73	$7.12	$6.76	$6.84	$6.65	$7.19

Total Return, at Net Asset Value[2]	(2.93)%	11.70%	4.88%	9.18%	(2.32)%	21.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,199,044	$1,325,385	$1,237,668	$1,305,586	$1,586,019	$1,888,870

Average net assets (in thousands)	$1,263,471	$1,282,545	$1,306,597	$1,405,201	$1,914,142	$1,677,433

Ratios to average net assets:[3]
Net investment income	4.79%	5.30%	6.04%	6.40%	5.52%	6.45%
Expenses excluding specific expenses listed below	0.83%	0.82%	0.87%	0.82%	0.74%	0.77%
Interest and fees from borrowings	0.10%	0.06%	0.09%	0.09%	0.08%	0.10%
Interest and fees on short-term floating rate notes issued[4]	0.10%	0.06%	0.08%	0.17%	0.10%	0.17%

Total expenses	1.03%	0.94%	1.04%	1.08%	0.92%	1.04%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.03%	0.94%	1.04%	1.08%[5]	0.92%[5]	1.04%[5]

Portfolio turnover rate	10%	16%	9%	10%	13%	21%

55 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

56 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Class B	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$7.07	$6.72	$6.80	$6.61	$7.15	$6.24

Income (loss) from investment operations:
Net investment income[1]	0.14	0.32	0.37	0.37	0.34	0.37
Net realized and unrealized gain (loss)	(0.37)	0.39	(0.09)	0.17	(0.55)	0.89

Total from investment operations	(0.23)	0.71	0.28	0.54	(0.21)	1.26

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.16)	(0.36)	(0.36)	(0.35)	(0.33)	(0.35)

Net asset value, end of period	$6.68	$7.07	$6.72	$6.80	$6.61	$7.15

Total Return, at Net Asset Value[2]	(3.33)%	10.78%	4.12%	8.39%	(3.15)%	20.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,681	$6,067	$12,148	$19,426	$26,593	$36,439

Average net assets (in thousands)	$4,690	$8,558	$16,554	$22,337	$33,430	$34,260

Ratios to average net assets:[3]
Net investment income	4.07%	4.60%	5.30%	5.61%	4.69%	5.62%
Expenses excluding specific expenses listed below	1.60%	1.57%	1.63%	1.61%	1.57%	1.61%
Interest and fees from borrowings	0.10%	0.06%	0.09%	0.09%	0.08%	0.10%
Interest and fees on short-term floating rate notes issued[4]	0.10%	0.06%	0.08%	0.17%	0.10%	0.17%

Total expenses	1.80%	1.69%	1.80%	1.87%	1.75%	1.88%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.80%	1.69%	1.80%	1.87%	1.75%[5]	1.88%[5]

Portfolio turnover rate	10%	16%	9%	10%	13%	21%

57 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

58 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Class C	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$7.07	$6.71	$6.80	$6.60	$7.15	$6.24

Income (loss) from investment operations:
Net investment income[1]	0.14	0.31	0.37	0.37	0.34	0.38
Net realized and unrealized gain (loss)	(0.38)	0.41	(0.10)	0.18	(0.55)	0.89

Total from investment operations	(0.24)	0.72	0.27	0.55	(0.21)	1.27

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.16)	(0.36)	(0.36)	(0.35)	(0.34)	(0.36)

Net asset value, end of period	$6.67	$7.07	$6.71	$6.80	$6.60	$7.15

Total Return, at Net Asset Value[2]	(3.47)%	10.96%	3.98%	8.58%	(3.24)%	20.91%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$389,165	$427,045	$373,089	$374,108	$450,498	$527,392

Average net assets (in thousands)	$408,281	$401,140	$379,042	$381,177	$539,108	$454,431

Ratios to average net assets:[3]
Net investment income	4.02%	4.54%	5.30%	5.62%	4.75%	5.66%
Expenses excluding specific expenses listed below	1.60%	1.57%	1.63%	1.59%	1.51%	1.55%
Interest and fees from borrowings	0.10%	0.06%	0.09%	0.09%	0.08%	0.10%
Interest and fees on short-term floating rate notes issued[4]	0.10%	0.06%	0.08%	0.17%	0.10%	0.17%

Total expenses	1.80%	1.69%	1.80%	1.85%	1.69%	1.82%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.80%	1.69%	1.80%	1.85%[5]	1.69%[5]	1.82%[5]

Portfolio turnover rate	10%	16%	9%	10%	13%	21%

59 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

60 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Class Y	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$7.10	$6.74	$6.82	$6.63	$7.17	$6.26

Income (loss) from investment operations:
Net investment income[1]	0.17	0.38	0.44	0.44	0.42	0.44
Net realized and unrealized gain (loss)	(0.37)	0.41	(0.09)	0.16	(0.55)	0.89

Total from investment operations	(0.20)	0.79	0.35	0.60	(0.13)	1.33

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.19)	(0.43)	(0.43)	(0.41)	(0.41)	(0.42)

Net asset value, end of period	$6.71	$7.10	$6.74	$6.82	$6.63	$7.17

Total Return, at Net Asset Value[2]	(2.82)%	12.00%	5.16%	9.47%	(2.11)%	22.06%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$351,929	$438,950	$276,260	$248,616	$198,648	$289,075

Average net assets (in thousands)	$390,005	$394,361	$294,301	$245,234	$278,098	$159,256

Ratios to average net assets:[3]
Net investment income	5.01%	5.51%	6.30%	6.59%	5.75%	6.55%
Expenses excluding specific expenses listed below	0.59%	0.58%	0.63%	0.58%	0.51%	0.52%
Interest and fees from borrowings	0.10%	0.06%	0.09%	0.09%	0.08%	0.10%
Interest and fees on short-term floating rate notes issued[4]	0.10%	0.06%	0.08%	0.17%	0.10%	0.17%

Total expenses	0.79%	0.70%	0.80%	0.84%	0.69%	0.79%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.79%	0.70%	0.80%	0.84%[5]	0.69%[5]	0.79%[5]

Portfolio turnover rate	10%	16%	9%	10%	13%	21%

61 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

62 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS January 31, 2017 Unaudited

1. Organization

Oppenheimer Rochester AMT-Free Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid

63 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended July 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended July 31, 2016, the Fund utilized $19,835,807 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended July 31, 2016 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

64 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

Expiring

2017	$105,610,446
2018	177,767,456
2019	12,340,869
No expiration	95,283,332

Total	$391,002,103

At period end, it is estimated that the capital loss carryforwards would be $295,718,771 expiring by 2019 and $81,080,283, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $14,203,049 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Total federal tax cost	$2,276,997,617[1]

Gross unrealized appreciation	$102,734,021
Gross unrealized depreciation	(430,125,957)

Net unrealized depreciation	$(327,391,936)

1. The Federal tax cost of securities does not include cost of $122,039,816, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of

65 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. OFI Global is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt

66 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

3. Securities Valuation (Continued)

securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the

Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day

67 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$86,249,799	$—	$86,249,799
Alaska	—	215,400	58,530	273,930
Arizona	—	51,198,306	—	51,198,306
Arkansas	—	—	1,111,734	1,111,734
California	—	221,482,397	—	221,482,397
Colorado	—	26,616,904	—	26,616,904
Connecticut	—	555,506	—	555,506
Delaware	—	4,891,988	—	4,891,988
District of Columbia	—	16,838,946	—	16,838,946
Florida	—	161,179,070	9,934,089	171,113,159
Georgia	—	2,241,124	—	2,241,124

68 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Municipal Bonds and Notes (Continued)
Idaho	$—	$65,575	$—	$65,575
Illinois	—	204,892,529	—	204,892,529
Indiana	—	33,170,219	—	33,170,219
Iowa	—	3,992,659	39,020	4,031,679
Kansas	—	2,585,766	—	2,585,766
Kentucky	—	29,983,939	—	29,983,939
Louisiana	—	42,579,632	—	42,579,632
Maine	—	7,849,110	—	7,849,110
Maryland	—	8,692,629	—	8,692,629
Massachusetts	—	36,493,001	—	36,493,001
Michigan	—	91,017,333	—	91,017,333
Minnesota	—	3,291,610	—	3,291,610
Mississippi	—	11,780,510	—	11,780,510
Missouri	—	43,688,944	—	43,688,944
Montana	—	—	2,338,136	2,338,136
Nebraska	—	10,322,059	—	10,322,059
Nevada	—	15,905,190	—	15,905,190
New Hampshire	—	52,634,334	—	52,634,334
New Jersey	—	53,327,789	—	53,327,789
New Mexico	—	2,323,181	—	2,323,181
New York	—	126,887,922	—	126,887,922
North Carolina	—	20,044	—	20,044
Ohio	—	104,717,822	—	104,717,822
Oklahoma	—	11,609,290	—	11,609,290
Oregon	—	3,261,521	—	3,261,521
Pennsylvania	—	91,644,697	—	91,644,697
Rhode Island	—	2,962,448	—	2,962,448
South Carolina	—	15,893,719	4,715,550	20,609,269
South Dakota	—	1,648,290	—	1,648,290
Tennessee	—	7,165,234	—	7,165,234
Texas	—	100,040,217	—	100,040,217
Utah	—	275,033	—	275,033
Vermont	—	872,449	—	872,449
Virginia	—	29,679,368	1,029,673	30,709,041
Washington	—	58,914,783	—	58,914,783
West Virginia	—	4,029,007	—	4,029,007
Wisconsin	—	32,025,662	3,860	32,029,522
U.S. Possessions	—	231,580,622	3,093,845	234,674,467
Corporate Bonds and Notes	—	2,211	—	2,211
Common Stock	25,272	—	—	25,272

Total Assets	$25,272	$2,049,295,788	$22,324,437	$2,071,645,497

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above

69 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

table are reported at their market value at measurement date.

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

	Value as of July 31, 2016	Realized gain (loss)	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discount[a]
Assets Table
Investments, at Value:
Municipal Bonds and

Notes
Alaska	$65,970	$—	$(7,440)	$—
Arkansas	1,112,089	—	(355)	—
Florida	9,690,100	—	(400,809)	644,798
Iowa	43,980	—	(4,960)	—
Montana	2,340,361	—	(48,053)	45,828
South Carolina	4,846,681	14,691	(29,887)	2,065
Virginia	1,030,243	—	(715)	145
Wisconsin	3,860	—	—	—
U.S. Possessions	3,153,160	—	(59,315)	—

Total Assets	$22,286,444	$14,691	$(551,534)	$692,836

a. Included in net investment income.

	Sales	Value as of January 31, 2017
Assets Table
Investments, at Value:
Municipal Bonds and

Notes
Alaska	$—	$58,530
Arkansas	—	1,111,734
Florida	—	9,934,089
Iowa	—	39,020
Montana	—	2,338,136
South Carolina	(118,000)	4,715,550
Virginia	—	1,029,673
Wisconsin	—	3,860
U.S. Possessions	—	3,093,845

Total Assets	$(118,000)	$22,324,437

The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to Level 3 investments still held at period end:

70 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

3. Securities Valuation (Continued)

Change in unrealized appreciation/ depreciation
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska	$(7,440)
Arkansas	(355)
Florida	(400,809)
Iowa	(4,960)
Montana	(48,053)
South Carolina	(29,887)
Virginia	(715)
U.S. Possessions	(59,315)

Total Assets	$(551,534)

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 as of January 31, 2017:

	Value as of January 31, 2017	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Unobservable Input Used
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska	$58,530	Pricing service	N/A	N/A	N/A (a)
Arkansas	1,111,734	Pricing service	N/A	N/A	N/A (a)
Florida	9,934,089	Pricing service	N/A	N/A	N/A (a)
Iowa	39,020	Pricing service	N/A	N/A	N/A (a)
Montana	2,338,136	Pricing service	N/A	N/A	N/A (a)
South Carolina	4,715,550	Pricing service	N/A	N/A	N/A (a)
Virginia	1,029,673	Pricing service	N/A	N/A	N/A (a)
Wisconsin	3,860	Pricing service	N/A	N/A	N/A (a)
U.S. Possessions	3,093,845	Comparative Bond Method	Adjustment factor	N/A	117.65% (b)

Total	$22,324,437

(a) Securities classified as Level 3 whose unadjusted values were provided by a pricing service and for which such inputs are unobservable. The Manager periodically reviews pricing vendor methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service.

(b) Securities classified as Level 3 which were fair valued using an unadjusted price provided by a pricing service on a comparable bond, adjusted by the anticipated additional entitlement for this bond. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation. A significant increase (decrease) to the vendor’s valuation for the comparable bond or a significant increase (decrease) to the expected additional entitlement will result in a significant increase (decrease) to the fair value of the investment.

71 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying

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4. Investments and Risks (Continued)

municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/ reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $80,920,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $200,107,723 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $123,640,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

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4. Investments and Risks (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 3,480,000	FL COP (Dept. of Management Services) Tender Option Bond Series 2015-XF0020 Trust	11.130%	8/1/28	$4,162,777
4,000,000	Greater Orlando, FL Aviation Authority Tender Option Bond Series 2015-XF2019 Trust[3]	13.430	10/1/32	5,692,960
4,000,000	Houston, TX Airport System Tender Option Bond Series 2015-XF0240 Trust[3]	15.269	7/1/39	4,880,960
5,000,000	IL Finance Authority (Northwestern Memorial Hospital/Northwestern Memorial Healthcare Obligated Group) Tender Option Bond Series 2015-XF0022 Trust	17.050	8/15/39	7,085,800
1,555,000	IL Finance Authority Tender Option Bond Series 2015-XF2122 Trust[3]	13.349	5/15/29	1,883,260
10,000,000	MA GO Tender Option Bond Series 2016-XF0530 Trust	7.391	12/1/35	13,235,600
3,650,000	MI Hospital Finance Authority Tender Option Bond Series 2015-XF2129 Trust[3]	21.010	12/1/23	4,962,248
10,770,000	NH H&EFA (LRG Healthcare) Tender Option Bond Series 2015-XF0037 Trust	8.106	10/1/34	13,069,180
5,215,000	NH H&EFA Tender Option Bond Series 2015- XF2144 Trust[3]	24.551	4/1/38	8,264,523
2,500,000	Orange County, FL School Board Tender Option Bond Series 2015-XF2013 Trust[3]	14.860	8/1/34	3,555,400
3,335,000	San Francisco, CA City & County COP Tender Option Bond Series 2015-XF2033 Trust[3]	10.390	10/1/33	4,434,183
3,840,000	Tarrant County, TX Cultural Education Facilities Finance Corp. ROLs[3]	16.800	11/15/29	5,240,832

				$76,467,723

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund.

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $123,640,000 or 5.84% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$5,463,575
Sold securities	2,399,372

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose

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4. Investments and Risks (Continued)

issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$144,515,172
Market Value	$75,263,805
Market Value as % of Net Assets	3.87%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $51,356,159, representing 2.64% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. The Fund invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Risks may arise from geographic concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S. Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended January 31, 2017		Year Ended July 31, 2016
	Shares	Amount	Shares	Amount
Class A
Sold	17,867,085	$123,233,838	36,637,337	$254,396,551
Dividends and/or distributions reinvested	3,941,167	27,242,381	8,884,386	61,730,685
Redeemed	(29,688,285)	(204,495,952)	(42,461,565)	(294,785,910)
Net increase (decrease)	(7,880,033)	$(54,019,733)	3,060,158	$21,341,326

Class B
Sold	2,524	$17,010	57,145	$394,558
Dividends and/or distributions reinvested	13,595	93,542	56,826	391,215
Redeemed	(323,243)	(2,238,145)	(1,064,462)	(7,305,574)
Net decrease	(307,124)	$(2,127,593)	(950,491)	$(6,519,801)

Class C
Sold	6,692,469	$45,406,626	11,500,262	$79,329,958
Dividends and/or distributions reinvested	1,021,720	7,009,145	2,248,527	15,510,017
Redeemed	(9,834,746)	(66,717,363)	(8,901,754)	(61,451,947)
Net increase (decrease)	(2,120,557)	$(14,301,592)	4,847,035	$33,388,028

Class Y
Sold	14,989,218	$103,192,747	53,144,298	$368,142,503
Dividends and/or distributions reinvested	1,249,486	8,620,152	2,839,122	19,697,097
Redeemed	(25,588,460)	(176,123,127)	(35,140,213)	(244,292,051)
Net increase (decrease)	(9,349,756)	$(64,310,228)	20,843,207	$143,547,549

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

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7. Purchases and Sales of Securities (Continued)

	Purchases	Sales
Investment securities	$227,275,906	$342,163,467

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Next $4 billion	0.35
Over $5 billion	0.33

The Fund’s effective management fee for the reporting period was 0.42% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active

79 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	14,290
Accumulated Liability as of January 31, 2017	103,281

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board

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8. Fees and Other Transactions with Affiliates (Continued)

of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
January 31, 2017	$84,524	$15,787	$5,942	$12,571

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

81 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Borrowings and Other Financing (Continued)

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.9238% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.07% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 0.9238%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$27,809,239
Average Daily Interest Rate	0.776%
Fees Paid	$239,829
Interest Paid	$85,529

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic

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9. Borrowings and Other Financing (Continued)

benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.03% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$393,923

83 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

84 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the high yield muni category. The Board noted that the Fund’s one-year, three-year and five-year performance was better than its category median although its ten-year performance was below its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load high yield muni funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fees were lower than its peer group median and category median. The Board also noted that the Fund’s total expenses were higher than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently

85 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2017. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

86 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

87 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Elizabeth Mossow, Vice President
Charles S. Pulire, Vice President
Richard Stein, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2017 OppenheimerFunds, Inc. All rights reserved.

88 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms

●	When you create a user ID and password for online account access

●	When you enroll in eDocs Direct,SM our electronic document delivery service

●	Your transactions with us, our affiliates or others

●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

89 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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95 OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

OppenheimerFunds®

The Right Way

to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677
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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0310.001.0117 March 24, 2017

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester AMT-Free Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/17/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/17/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	3/17/2017